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Protective Investment Company

Annual Report

Cumberland
Hudson's Bay
Labrador
C. Farewell
Newfoundland
C. Breton I.
N. Scotia
New Cornwall
New Hanover
Athabasca L.
Winnipeg L.
L. Superior
CANADA
AMERICA
New York
C. Cod
Washington
UNITED STATES
Chesapeak B.
Charlestown
New Orleans
GULF OF MEXICO
MEXICO
C. S. Lucas
Socoro
Mexico
Jamaica
Domingo
CARIBBEAN SEA
Guatimala
Bay of Panama
COLOMBIA
GUIANA
Galapagos
G. of Guayaquil
C. Blanco
R. Amazon or Maranon
SOUTH
Lima
PERU
St. Salvador or Bahia
AMERICA
Rio Janeiro
S. Felix
Easter I.
Valparaiso
Juan Fernandez I.
Buenos Ayres
R. de la Plata
R. Grande
Azores

December 31, 2002

Performance and Portfolio Review by Fund

Protective Global Income Fund4

Managed by Goldman Sachs Asset Management International

Performance Review—Over the one-year period that ended December 31, 2002, the Fund generated a cumulative total return of 6.31%.1 Over the same time period, the Fund's benchmark, the J.P. Morgan Global Government Bond Index (hedged into U.S. dollars), generated a cumulative total return of 8.41%.

The primary driver of the Fund's underperformance versus its benchmark over the year was its overweight position in corporate securities. This strategy detracted from results due to unprecedented volatility over the period and ensuing spread widening. Concerns over the economy, the threat of war, highly leveraged companies, and accounting irregularities weighed on nearly all corporate sectors, particularly in June and July 2002. The Fund's duration and yield curve positions in the United States also hurt relative performance. On the other hand, a short UK/long Europe position contributed to excess returns as European bonds outperformed UK gilts for the majority of the period. This was due to continued disappointing economic releases from the Eurozone.

Portfolio Highlights

Having begun the period with a long-duration position in the United States, the Fund quickly reversed it to a short position, as the signs of economic recovery grew compelling. The position was closed in June, as investors' flight to quality after the WorldCom debacle led us to reevaluate our bearishness on U.S. Treasuries.

In addition, the Fund held short duration U.S. positions relative to Europe, Australia, and Canada due to our positive outlook for the U.S. economy. With the exception of the short U.S./long Australia trade, these cross-country positions detracted from performance as U.S. Treasuries outperformed other government markets. A short UK/long Europe position initiated midway through the year contributed to excess returns as European bonds outperformed UK gilts for the majority of the period due to disappointing economic releases from the Eurozone throughout the year.

The Fund maintained a short-duration position in Japan throughout the year based on debt concerns and economic recovery worries. We increased the short position in June 2002 as evidence of an economic recovery emerged and indicators pointed to a rebound in investment spending. The trade was maintained throughout the second half of the year since yields were close to all time lows and we saw little further upside to owning short maturity Japanese government bonds. Performance on the position remained neutral for the majority of the period.

As previously mentioned, the Fund's overweight in corporate securities was the main detractor of performance during the year. Sentiment improved dramatically in November and remained positive through the end of the year, based predominantly on fading risk concerns in response to evidence of corporate deleveraging, rallying equities, declining volatility, and stronger economic data releases from the United States.

Portfolio Outlook

We remain of the view that the relatively atypical weakness in equity markets and credit markets largely explains the gap between the perception and reality of the global cycle and that the U.S. and the global economy will produce solid growth in 2003.

4  Please see page 18 for disclosures.

1  Please see page 18 for disclosures.

The U.S. economy hit a soft-patch during the second half of 2002, due to geopolitical risk, substantial headwinds from widening credit spreads, and declining equity markets. However, we believe several factors will lead to stronger growth in the U.S. economy going into 2003. Manufacturing inventory levels have been reduced and corporate balance sheets have improved. We also feel that the Bush Administration's proposed $674 billion stimulatory package over 10 years combined with interest rates not seen since 1961 are likely to provide a significant boost to the U.S. economy. Fears over deflation, weak business, and consumer confidence will likely keep the Fed on hold for much or all of 2003. This would not prevent longer-term interest rates from heading modestly higher through 2003, with the potential to move sooner, should geopolitical risk diminish in a shorter timeframe.

Our outlook for the European economy over the coming months remains subdued, with inflation likely to fall below 2% by the early part of 2003. The latest meeting by the European Central Bank suggests that they are in a "wait and see" mode but further deterioration in economic activity and falling inflation should pave the way for further rate cuts. Notwithstanding geopolitical risks, European bonds appear well supported through the first half of the year. In the UK, the Monetary Policy Committee's (MPC) short-term forecast for growth is above historical trend levels. Looking ahead, it remains to be seen whether the housing market will moderate of its own accord or whether the MPC will have to raise rates to combat escalating housing prices. Although the interest rate outlook is less favorable in the UK than other markets (particularly Europe), the gilt market is not alone in facing increased government issuance. We would expect gilt yields to move to somewhat wider trading ranges versus Europe and have an upward bias.

In Japan, the focus in early 2003 will be news of the appointment of the new Bank of Japan governor to replace Governor Hayami at the end of March. Much interest surrounds the appointment, as there is uncertainty over the extent to which the new governor will seek to fight deflation. During this period, Japanese bonds may be volatile but official policy will likely remain focused on lowering real interest rates. With a weakening economy and ongoing deflation, our outlook for longer-term Japanese bonds remains positive going into 2003.

We believe corporate bonds will materially outperform less risky assets in 2003. Credit spreads remain abnormally high relative to both default risk and fundamentals. We believe that defaults have peaked and fundamentals should continue on their path towards improvement. Balance sheet repair has been a major theme of corporate managers and should continue to be so in 2003. We feel this could put companies in a position to benefit significantly from any improvement in revenues.

Goldman Sachs Global Fixed Income Management Team
January 9, 2003

Protective Global Income Fund

Managed by Goldman Sachs Asset Management International

The following graph shows a comparison of a hypothetical investment of $10,000 in the Fund (assumes reinvestment of all dividends and distributions) versus the J.P. Morgan Global Government Bond Index (hedged to U.S. dollars).

TOTAL RETURN1 SUMMARY

	Average Annual Total Returns through December 31, 2002			Cumulative Total Returns through December 31, 2002
	Year Ended	5 year	Since Inception(a)	Year Ended	5 year	Since Inception(a)
Protective Global Income Fund	6.31%	5.80%	7.25%	6.31%	32.54%	85.12%
J.P. Morgan Global Government Bond Index (Hedged)	8.41%	7.42%	8.26%	8.41%	43.05%	101.11%

(a)	From the commencement of investment operations on March 14, 1994.

Bond Allocation as of December 31, 20025

Country of Issuer	Percentage of Net Assets
United States	29.4%
France	11.1
Japan	10.8
Germany	8.5
United Kingdom	7.2
Canada	4.6
Denmark	4.2
Sweden	3.6
Poland	3.3
Italy	3.3

Goldman Sachs Global Fixed Income Management Team
January 9, 2003

1  Please see page 18 for disclosures.

5  Please see page 18 for disclosures.

Protective International Equity Fund3

Managed by Goldman Sachs Asset Management International

Performance Review—Over the one-year period that ended December 31, 2002, the Fund generated a cumulative total return of -18.39%.1 Over the same time period, the Fund's benchmark, the MSCI EAFE Index (unhedged with dividends reinvested) generated a cumulative total return of -15.66%.

As these returns indicate, it has been a challenging period in the financial markets. In this environment, defensive sectors continued to outperform at the expense of more economically sensitive cyclical sectors. The Fund's overall returns and underperformance versus its benchmark were due largely to an overweight position in Information Technology (IT) and Health Care. Investor risk aversion to high-beta sectors hurt overall IT performance while Health Care sector underperformance was driven by drug patent litigation issues and a lower number of FDA approvals. However, we maintained the Fund's overweight position in the Consumer Discretionary sector, which enhanced results due to the resilience of specific media stocks, including VNU N.V. and British Sky Broadcasting.

Market Overview

Disappointing earnings and uncertainty drove the poor equity returns of 2002, with the global economic recovery being the predominant macro level theme. In the first three quarters of 2002, we noted investors' increasing reluctance to distinguish quality businesses from the rest of the market. Fear, doubt, and uncertainty—the results of corporate scandals, earnings disappointments, and geopolitical risk—exerted broad downward pressure on markets. Stocks fell, regardless of fundamental strength, underpinning individual businesses. In the fourth quarter of the year, three key drivers lent stability to the global equity markets—expectation for the global economy, hope for core earnings, and the market's return to a rational valuation level. Some positive economic news provided a basis for cautious investor optimism and countered concerns of a double-dip recession. The appearance of increased spending in the government sector and a rebuilding of inventories allayed fears surrounding economic growth prospects.

Portfolio Highlights

While the Fund produced a negative return in 2002, there were several pockets of opportunity we identified for the Fund's portfolio.

•
Vodafone—Europe's largest mobile-phone operator, was the highlight of the Telecom sector during the fourth quarter and significantly contributed to Fund performance in 2002. Vodafone posted strong first half numbers with improved profitability almost across the board, mostly as a result of operational improvements. The company also benefited from the launch of its "Vodafone Live!" product, which provides an easy-to-use graphical user interface to use the mobile internet. We continue to believe that Vodafone is the best-positioned company in the wireless operator sector, given its solid balance sheet and franchise.
•
VNU—VNU is the world's largest market research company with its ACNeilsen and Neilsen Market Research brands. Competitor analysis over the year has indicated that VNU is capturing market share in their core ACNeilsen market research business. The company confirmed in December 2002 that they would exceed earnings expectations with the marketing services businesses performing well. This was offset to some extent by business magazines and yellow pages, which are mildly suffering given the advertising slowdown.

3  Please see page 18 for disclosures.

1  Please see page 18 for disclosures.

•
Ricoh—Ricoh, the copier-manufacturer and distributor, made a downward revision of its interim earnings estimate in the late summer 2002 due to recalls in its gas measurement equipment subsidiary. Despite this, the company's earnings trend was in line with the consensus outlook, with pre-tax profit growing roughly 15% year-over-fiscal-year. Because of the company's strong fundamentals and attractive valuation, the Fund has maintained an overweight position.

Portfolio Outlook

As we look forward, we are uncertain about the imminent direction of the equity markets. We feel that today it is harder for companies to produce earnings growth than it has been over the last decade. As a result, dividend yields have consequently regained status and the potential repeal of the individual shareholder tax on dividends in the United States may make this an even more striking reality. We believe that regardless of whether earnings growth will be in the single- or double-digits and whether markets as a whole rise or fall, the key to long-term performance is owning quality businesses with excellent management teams. Such companies tend to have enduring business models, strong competitive positioning, and management teams that are able to execute their strategies in very difficult operating environments. In our bottom-up, fundamental research-driven portfolio construction process, we continue to remain focused on precisely these types of companies.

Goldman Sachs International Equity Management Team
January 9, 2003

The following graph shows a comparison of a hypothetical investment of $10,000 in the Fund (assumes reinvestment of all dividends and distributions) versus the MSCI EAFE Index (Unhedged).

TOTAL RETURN1 SUMMARY

	Average Annual Total Returns through December 31, 2002			Cumulative Total Returns through December 31, 2002
	Year Ended	5 year	Since Inception(a)	Year Ended	5 year	Since Inception(a)
Protective International Equity Fund	(18.39)%	(2.69)%	2.50%	(18.39)%	(12.74)%	24.32%
MSCI EAFE Index (Unhedged)	(15.66)%	(2.61)%	0.84%	(15.66)%	(12.41)%	7.63%

(a)	From the commencement of investment operations on March 14, 1994.

Top 10 Portfolio Holdings as of December 31, 20025

Company	Country	Line of Business	Percentage of Net Assets
Royal Bank of Scotland Group PLC	United Kingdom	Banks	4.0%
Vodafone Group PLC	United Kingdom	Telecommunications	4.0
GlaxoSmithKline PLC	United Kingdom	Drugs	4.0
Novartis AG	Switzerland	Health	3.8
Total Fina Elf SA	France	Energy Resources	3.6
Unicredito Italiano SPA	Italy	Banks	3.3
VNU N.V.	The Netherlands	Media	3.1
Takeda Chemical Industries Ltd.	Japan	Drugs	2.6
Tesco PLC	United Kingdom	Specialty Retail	2.6
Nestle SA	Switzerland	Food & Beverage	2.5

Goldman Sachs International Equity Management Team
January 9, 2003

1  Please see page 18 for disclosures.

5  Please see page 18 for disclosures.

Protective Capital Growth Fund4

Managed by Goldman Sachs Asset Management

Performance Review—Over the one-year period that ended December 31, 2002, the Fund generated a cumulative total return of -24.47%.1 Over the same time period, the Fund's benchmark, the Standard & Poor's 500 Index (with dividends reinvested), generated a cumulative total return of -22.10%.

As these returns indicate, it was a very difficult period in the equity market and for the Fund. In particular, the underperformance of AOL Time Warner, Inc., Crown Castle International Corp., and Sprint PCS Group detracted from the Fund's performance. In the case of Sprint PCS Group, increasing competition in the wireless space has been detrimental to its growth prospects. Although we believe that industry consolidation could alleviate some of these pressures, developments in this particular area have been slow to materialize. Absent such reprieve, industry fundamentals deteriorated over the year and we subsequently eliminated the holding from the Fund's portfolio.

A number of the Fund's pharmaceutical holdings also fell during the period, including Wyeth, Bristol-Myers Squibb Company ("Bristol-Myers"), and Schering-Plough Corp. Bristol-Myers, for example, experienced a sharp decline as a number of company-specific issues weighed on the stock price. Towards the middle of 2002, it was reported that the SEC had made an inquiry into Bristol-Myers' revenue recognition policy for 2001. Although the company has yet to be charged with any impropriety, there were concerns that Bristol-Myers would be the next company to be formally investigated by a regulatory agency. Despite these recent difficulties, we continue to believe in pharmaceutical companies, since aging population demographics in the United States and abroad should support strong growth over the foreseeable future.

While the Technology sector fell sharply again in 2002, the Fund's performance versus the benchmark enhanced relative results. Examples of holdings that met our criteria for a high-quality growth investment were Microsoft Corporation, Dell Computer Corp., and Intuit, Inc. Within the Consumer Staples sector, we added value to the Fund through the strong performance of The Procter & Gamble Company, Energizer Holdings, Inc., and Avon Products, Inc. Despite the overall rotation out of equities, investors found companies in this area to be attractive as they were partially insulated from much of the accounting scandals and industry-specific weaknesses that weighed on other sectors.

Portfolio Highlights

While the Fund produced a negative return in 2002, there were several pockets of opportunity we identified for the Fund's portfolio.

•
Dell Computer Corporation ("Dell")—For the past several years, Dell has evolved from a newcomer in the PC industry into one of the leading information technology ("IT") hardware vendors in the world. Not only did Dell's stock price hold up in the face of a plummeting market, but it was able to gain some ground against its peers as well. It is typical for dominant franchise companies to emerge from an economic downturn with improved competitive positions as they take market share from weaker rivals.

•
Energizer Holdings, Inc. ("Energizer")—Throughout the period, Energizer grew margins as a result of its cost conscious strategy. This led to quarterly earnings that exceeded analysts' expectations. In recent years, the company has attempted to allocate its capital in a more efficient manner. In an attempt to streamline its business during the downturn, Energizer concentrated its efforts on initiatives that would immediately add incremental value to the company.

•
Wm. Wrigley Jr. Company ("Wrigley")—In times of economic weakness, investors typically flock to these "defensive" names, as the demand for their products is less sensitive to fluctuations in the economy. For the majority of 2002, Wrigley enjoyed strong stock price performance. The company was

4  Please see page 18 for disclosures.

1  Please see page 18 for disclosures.

  rewarded for growing its business by expanding into emerging markets and developing new products. Going forward, we believe that Wrigley's greatest growth opportunities could be found abroad, where it has introduced its products in Western Europe, China, and India.

Portfolio Outlook

After a third straight year of market declines, many investors anticipate a more favorable environment for U.S. equity investing in 2003. Throughout the downturn, U.S. companies have been plagued by an abrupt economic slowdown and deterioration in investor confidence. In recent years, a convergence of negative factors led to the prolonged decline in stock prices. As the economy emerges from its downturn, U.S. businesses could begin to produce earnings that may exceed the market's expectations. Although valuations have been compressed, we believe high operating leverage and increased market share could lead to strong stock price performance for the Fund's holdings. There are an increasing number of signs that the economy is recovering as evidenced by gross domestic product ("GDP") growth. However, investors have questioned the timing and pace of the rebound. Our team does not attempt to predict this time frame, as we are intently focused on the compounding growth that could occur in the companies the Fund holds over the long term.

During the past year, we have aggressively challenged our assumptions about the companies in the portfolio to ensure that they still meet our investment criteria, which include strong free cash flow, dominant market share, pricing control, recurring revenue stream, and excellent management. Despite the market's attention to the short term, we are more concerned with the ability of these companies to grow over a longer period of time. We contend that one quarter or even one year is not sufficient time in which to evaluate an investment. Going forward, we will continue to invest in businesses that we believe are strategically positioned to grow over full market cycles.

Goldman Sachs Growth Management Team
January 9, 2003

The following graph shows a comparison of a hypothetical investment of $10,000 in the Fund (assumes reinvestment of all dividends and distributions) versus the S&P 500 Index.

TOTAL RETURN1 SUMMARY

	Average Annual Total Returns through December 31, 2002			Cumulative Total Returns through December 31, 2002
	Year Ended	5 year	Since Inception(a)	Year Ended	5 year	Since Inception(a)
Protective Capital Growth Fund	(24.47)%	0.63%	8.19%	(24.47)%	3.21%	81.28%
S&P 500 Index (with income reinvested)	(22.10)%	(0.59)%	8.51%	(22.10)%	(2.90)%	85.34%

(a)	From the commencement of investment operations on June 13, 1995.

Top 10 Portfolio Holdings as of December 31, 20025

Company	Line of Business	Percentage of Net Assets
Microsoft Corp.	Computer Software	5.4%
Wal-Mart Stores, Inc.	Department Stores	3.9
Exxon Mobil Corp.	Energy Resources	3.7
Pfizer, Inc.	Drugs	3.6
Viacom, Inc., Class B	Entertainment	2.9
General Electric Co.	Industrial Parts	2.7
PepsiCo, Inc.	Food & Beverage	2.7
Freddie Mac	Financial Services	2.6
Johnson & Johnson Co.	Drugs	2.6
Fannie Mae	Financial Services	2.5

Goldman Sachs Growth Management Team
January 9, 2003

1  Please see page 18 for disclosures.

5  Please see page 18 for disclosures.

Protective Growth and Income Fund4

Managed by Goldman Sachs Asset Management

Performance Review—Over the one-year period that ended December 31, 2002, the Fund generated a cumulative total return of -11.36%.1 Over the same time period, the Fund's benchmark, the Standard & Poor's 500 Index (with dividends reinvested), generated a cumulative total return of -22.10%.

While the Fund could not avoid the extreme weakness in the equity markets, it did significantly outperform its benchmark during the reporting period. Strong stock selection was the main driver of this relative outperformance, as the Fund's quality bias and emphasis on price and future prospects, versus a focus on price alone, were well founded during the challenging investing environment in 2002.

During the year, there was continued volatility in the equity markets. It has been evident that the market underwent considerable changes—from large corporate bankruptcies, to corporate governance issues, and sell-side analyst scrutiny. On the economic front, mixed signals prevailed as stocks finished their third year in a row in negative territory. Despite lower consumer confidence and an uncertain outlook for job security, lower borrowing costs seemed to keep consumer spending from falling off. Confidence in the health of the world economy has been stifled by concerns about the threats of a U.S.-led war on Iraq and additional terrorist attacks.

In market declines, such as in 2002, investors often sell for emotional reasons, which usually results in valuations compressing within industries as investors engage in the market equivalent of "throwing out the baby with the bath water." As prepared investors, it is during these times that we seek to upgrade our portfolios as higher quality companies become available at very attractive prices. During the period, the Fund's management team avoided some of the market's major "torpedoes," which we attribute to strong research governance. We adhere to a principle of not compromising on our fundamental research process, which can help us to put only quality names into our portfolios. In summary, we continue to emphasize balance sheet quality, cash flow stability, and companies with superior management teams.

Portfolio Highlights

While the Fund produced a negative return in 2002, there were several pockets of opportunity we identified for the Fund's portfolio.

•
Bank of America Corporation—Bank of America Corporation, the Fund's largest holding as of December 31, 2002, was the top contributor to the Fund's performance over the reporting period. Through its banking subsidiaries and various non-banking subsidiaries, the company provides a diversified range of banking and non-banking financial services and products. Bank of America has been experiencing earnings per share growth, helped by its diverse mix of businesses.
•
RenaissanceRe Holdings—RenaissanceRe Holdings was another strong contributor to the Fund's performance during the past year. The company has been well positioned to benefit in the upward pricing trend of property/casualty reinsurance industry due to its strong capital base. Management is well regarded for being disciplined underwriters and they have sustained very high returns over the six-year public history of the company.
•
Pioneer Natural Resources Company—Pioneer Natural Resources Company was another top contributor to the Fund's performance. The company, an oil and gas exploration and production firm in the Energy sector, performed well primarily due to the positive returns from its new wells.

Portfolio Outlook

Economists believe that the economy will expand in 2003, but increasing global tensions may stifle growth. Although we do not attempt to predict market movements, we continue to view first-hand fundamental research as the most important part of our investment process. In addition, our team-based approach gives each team member industry/sector-specific responsibility and allows these individuals to provide in-depth industry expertise. Our continued focus on price and fundamentals allows us to buy quality companies with future prospects when we believe temporary situations are causing the stock price to fall. We believe our consistent investment philosophy will help allow the Fund to perform well in a variety of market conditions.

Goldman Sachs Value Management Team
January 9, 2003

4  Please see page 18 for disclosures.

1  Please see page 18 for disclosures.

The following graph shows a comparison of a hypothetical investment of $10,000 in the Fund (assumes reinvestment of all dividends and distributions) versus the S&P 500 Index.

TOTAL RETURN1 SUMMARY

	Average Annual Total Returns through December 31, 2002			Cumulative Total Returns through December 31, 2002
	Year Ended	5 year	Since Inception(a)	Year Ended	5 year	Since Inception(a)
Protective Growth and Income Fund	(11.36)%	(4.87)%	5.97%	(11.36)%	(22.07)%	66.57%
S&P 500 Index (with income reinvested)	(22.10)%	(0.59)%	9.96%	(22.10)%	(2.90)%	130.83%

(a)	From the commencement of investment operations on March 14, 1994.

Top 10 Portfolio Holdings as of December 31, 20025

Company	Line of Business	Percentage of Net Assets
Bank of America Corp.	Banks	3.7%
SBC Communications, Inc.	Telecommunications	3.3
Citigroup, Inc.	Banks	3.1
Exxon Mobil Corp.	Energy Resources	2.6
Fox Entertainment Group, Inc.	Media	2.3
Philip Morris Cos., Inc.	Tobacco	2.3
U.S. Bancorp	Banks	2.2
Freddie Mac	Financial Services	2.2
BellSouth Corp.	Telecommunications	2.1
Pfizer, Inc.	Drugs	2.1

Goldman Sachs Value Management Team
January 9, 2003

1  Please see page 18 for disclosures.

5  Please see page 18 for disclosures.

Protective CORESM U.S. Equity Fund6

Managed by Goldman Sachs Asset Management

Performance Review—Over the one-year period that ended December 31, 2002, the Fund generated a cumulative total return of -22.60%.1 Over the same time period, the Fund's benchmark, the Standard & Poor's 500 Index (with dividends reinvested), generated a cumulative total return of -22.10%. Increased volatility in the market led to large negative returns for a number of the Fund's holdings, which, in turn, led to its underperformance versus the benchmark.

As these returns indicate, 2002 was a difficult year for the U.S. equity market. The world economy continued to be plagued by political uncertainty and financial scandals undermined investor confidence. In managing the Fund, we do not take market timing bets but typically construct a portfolio that has industry exposure, size, and style characteristics that are very similar to its benchmark. As a result, the Fund's performance was down significantly in absolute terms along with the Index.

Portfolio Highlights

The CORE themes were successful in 2002. Despite a challenging fourth quarter, Momentum emerged as the biggest positive contributor to excess returns for the period versus the benchmark. Following closely were Profitability and Valuation. Fundamental Research and Earning Quality also added value, albeit more modestly, over the year.

Stock selection was weak in over half of the sectors, particularly in the Consumer Services and Industrials sectors. However, gains from sectors such as Health Care and Financial helped to alleviate the losses.

Portfolio Outlook

Looking ahead, we continue to believe that cheaper stocks should outpace more expensive ones and good momentum stocks should perform better than poor momentum stocks. We also prefer stocks that fundamental research analysts view in a more positive light, and companies with strong profit margins and sustainable earnings. As such, we anticipate remaining fully invested and expect that the value we add over time will be due to stock selection, as opposed to sector or size allocations.

Goldman Sachs Quantitative Equity Management Team
January 9, 2003

1  Please see page 18 for disclosures

6  Please see page 18 for disclosures

The following graph shows a comparison of a hypothetical investment of $10,000 in the Fund (assumes reinvestment of all dividends and distributions) versus the S&P 500 Index.

TOTAL RETURN1 SUMMARY

	Average Annual Total Returns through December 31, 2002			Cumulative Total Returns through December 31, 2002
	Year Ended	5 year	Since Inception(a)	Year Ended	5 year	Since Inception(a)
Protective CORE U.S. Equity Fund	(22.60)%	(1.39)%	8.48%	(22.60)%	(6.77)%	104.65%
S&P 500 Index (with income reinvested)	(22.10)%	(0.59)%	9.96%	(22.10)%	(2.90)%	130.83%

(a)	From the commencement of investment operations on March 14, 1994.

Top 10 Portfolio Holdings as of December 31, 20025

Company	Line of Business	Percentage of Net Assets
Wal-Mart Stores, Inc.	Department Stores	3.7%
Microsoft Corp.	Computer Software	3.4
Citigroup, Inc.	Banks	3.2
Johnson & Johnson Co.	Drugs	3.0
Exxon Mobil Corp.	Energy Reserves	3.0
General Electric Co.	Financial Services	2.3
Bank of America Corp.	Banks	2.3
International Business Machines Corp.	Computer Hardware	2.0
Pfizer, Inc.	Drugs	1.9
Dell Computer Corp.	Computer Hardware	1.8

Goldman Sachs Quantitative Equity Management Team
January 9, 2003

1  Please see page 18 for disclosures.

5  Please see page 18 for disclosures.

Protective Small Cap Value Fund2,4

Managed by Goldman Sachs Asset Management

Performance Review—Over the one-year period that ended December 31, 2002, the Fund generated a cumulative total return of -6.59%.1 Over the same time period the Fund's benchmark, the Russell 2000 Value Index (with dividends reinvested) generated a cumulative total return of -11.43%.

While the Fund could not escape the weakness in the overall equity markets, it did significantly outperform its benchmark on a relative basis. Strong stock selection was the main driver of this relative outperformance, as its quality bias and emphasis on price and future prospects, not merely price, has been well founded during the challenging investing environment in 2002.

During the year, there was continued volatility in the equity markets. It has been evident that the market underwent considerable changes—from large corporate bankruptcies to corporate governance issues and sell-side analyst scrutiny. On the economic front, mixed signals prevailed as stocks finished their third year in a row in negative territory. Despite lower consumer confidence and an uncertain outlook for job security, lower borrowing costs seemed to keep consumer spending from falling off. Confidence in the health of the world economy has been stifled by concerns about the threats of a U.S.-led war on Iraq and additional terrorist attacks.

In market declines, such as in 2002, investors often sell for emotional reasons, which usually results in valuations compressing within industries as investors engage in the market equivalent of "throwing out the baby with the bath water." As prepared investors, it is during these times that we seek to upgrade our portfolios as higher quality companies become available at very attractive prices. During the period, the Fund's management team avoided some of the market's major "torpedoes," which we attribute to strong research governance. We adhere to a principle of not compromising on our fundamental research process, which can help us to put only quality names into our portfolios. In summary, we continue to emphasize balance sheet quality, cash flow stability, and companies with superior management teams.

Portfolio Highlights

While the Fund produced a negative return in 2002, there were several pockets of opportunity we identified for the portfolio.

•
Getty Images, Inc.—Getty Images, Inc., a worldwide e-commerce provider of visual content and related products and services, was the top contributor to the Fund's performance in 2002. The company distributes products digitally via the Internet and on CD-ROMs. The firm has a strong business model and huge cash flow generating capabilities.
•
NetScreen Technologies, Inc. ("NetScreen")—NetScreen was a strong contributor to the Fund's performance in 2002. NetScreen develops, markets, and sells a broad family of network security systems and appliances that deliver high performance, cost-effective security for enterprises and service providers. The company has continued to gain market share from its competitors. NetScreen has a strong management team and expanding profit margins.
•
ShopKo Stores, Inc. ("ShopKo")—ShopKo, a customer lifestyle-driven specialty discount retailer, was another strong contributor to performance during the period. The company has shown an increase in comparable same-store sales. In addition, it has benefited from its continuing improvements in per-store profitability as well as balance sheet quality. ShopKo has a relatively new management team that is very focused on return of shareholder value.

2  Please see page 18 for disclosures.

4  Please see page 18 for disclosures.

1  Please see page 18 for disclosures.

Portfolio Outlook

Economists believe that the economy will expand in 2003, but increasing global tensions may stifle the growth. Although we do not attempt to predict market movements, we continue to view first-hand fundamental research as the most important part of our investment process. In addition, our team-based approach gives each team member industry/sector specific responsibility and allows these individuals to provide in-depth industry expertise. Our continued focus on price and fundamentals allows us to buy quality companies with future prospects when we believe temporary situations cause the stock price to fall. We believe our consistent investment philosophy will help allow our portfolios to perform well in a variety of market conditions.

Goldman Sachs Value Management Team
January 9, 2003

The following graph shows a comparison of a hypothetical investment of $10,000 in the Fund (assumes reinvestment of all dividends and distributions) versus the Russell 2000 Value Index.

TOTAL RETURN1 SUMMARY

	Average Annual Total Returns through December 31, 2002			Cumulative Total Returns through December 31, 2002
	Year Ended	5 year	Since Inception(a)	Year Ended	5 year	Since Inception(a)
Protective Small Cap Value Fund	(6.59)%	4.98%	7.85%	(6.59)%	27.51%	94.51%
Russell 2000 Value Index (with income reinvested)	(11.43)%	2.71%	9.35%	(11.43)%	14.31%	119.73%

(a)	From the commencement of investment operations on March 14, 1994.

Top 10 Portfolio Holdings as of December 31, 20025

Company	Line of Business	Percentage of Net Assets
Caraustar Industries, Inc.	Forest	1.5%
Commercial Metals Co.	Mining	1.4
Maverick Tube Corp.	Mining	1.3
Entegris, Inc.	Semiconductors	1.3
Evergreen Resources, Inc.	Energy Resources	1.3
Hutchinson Technology, Inc.	Computer Hardware	1.2
American Capital Strategies Ltd.	Financial Services	1.2
Covance, Inc.	Medical Providers	1.2
Heartland Express, Inc.	Freight	1.2
AnnTaylor Stores Corp.	Clothing	1.1

Goldman Sachs Value Management Team
January 9, 2003

1  Please see page 18 for disclosures.

5  Please see page 18 for disclosures.

1
Fund results represent past performance and do not indicate future results. The value of an investment and the return on an investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost. Total return is calculated assuming a purchase of shares at net asset value per share on the last day of the prior fiscal period and a sale at the net asset value per share on the last day of the period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.

Further, all performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Fund operating expenses but do not reflect any fees and charges imposed in connection with a variable annuity or variable life insurance contract. If the performance information included the effect of these charges or had Protective Life Insurance Company or Protective Investment Advisors, Inc. not reimbursed certain Fund expenses, total returns would be lower.

2
The stocks of smaller companies are often associated with higher risks and greater volatility than stocks of larger companies. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

3
Emerging market securities are volatile. They are subject to substantial currency fluctuations and sudden economic and political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

4
The Fund's foreign investments may be more volatile than an investment in U.S. securities and are subject to the risks of currency fluctuations and political developments.

5
Opinions expressed in this report represent our current opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained in the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

6
CORESM is a service mark of Goldman, Sachs & Co.

PROTECTIVE GLOBAL INCOME FUND

SCHEDULE OF INVESTMENTS

December 31, 2002

Security Description		Principal Amount (000)	U.S.$ Value
CORPORATE BONDS—24.4%
CANADA—0.6%
North America Capital Corp.
8.250%, 11/17/2003	GBP	200	$329,926

FRANCE—1.0%
Credit National Interfinance BV
7.000%, 11/14/2005	USD	500	552,705

GERMANY—0.8%
Deutsche Telekom AG
8.250%, 06/15/2005	USD	400	437,362

LUXEMBOURG—3.2%
General Motors Acceptance Corp.
7.000%, 11/15/2005	EUR	120	129,574
Lehman Brothers Holdings PLC
6.950%, 06/22/2004	GBP	400	663,100
Sogerim SA
7.000%, 04/20/2011	EUR	400	462,668
Tyco International Group SA
6.125%, 04/04/2007	EUR	310	289,336
5.500%, 11/19/2008	EUR	300	268,992

			1,813,670

NORWAY—0.6%
Sparbanken Rogaland
9.200%, 08/18/2009 (a)	USD	300	325,468

THE NETHERLANDS—0.6%
Imperial Tobacco Group PLC
7.125%, 04/01/2009	USD	250	274,550
TPSA EuroFinance BV
6.625%, 03/01/2006	EUR	60	62,607

			337,157

UNITED KINGDOM—4.4%
British Telecommunications PLC
8.375%, 12/15/2010	USD	570	683,570
Gallaher Group PLC
4.875%, 01/28/2005	EUR	600	642,212
Imperial Tobacco Finance PLC
5.750%, 06/06/2005	EUR	50	54,402
Royal Bank of Scotland
5.250%, 07/22/2008	DEM	800	453,379
United Utilities PLC
6.450%, 04/01/2008	USD	100	106,088
Vodafone Group PLC
7.625%, 02/15/2005	USD	500	545,020

			2,484,671

UNITED STATES—13.2%
Ameritech Capital Funding Corp.
5.875%, 02/19/2003	USD	400	402,048
Associates Corp. of North America
5.800%, 04/20/2004	USD	400	420,517
CIT Group, Inc.
5.500%, 05/16/2005	EUR	340	354,775
Citigroup, Inc.
6.750%, 12/01/2005	USD	150	166,492
Citizens Communications Co.
9.250%, 05/15/2011	USD	90	107,191
9.000%, 08/15/2031	USD	50	57,201
Comcast Cable Communications
8.375%, 05/01/2007	USD	210	235,269
Countrywide Home Loans, Inc.
5.250%, 12/15/2005	DEM	800	438,957
DaimlerChrysler NA Holding Corp.
7.500%, 12/07/2006	GBP	200	339,122
Ford Motor Credit Co.
6.875%, 02/01/2006	USD	150	150,263
General Electric Capital Corp.
6.875%, 11/15/2010	USD	300	339,439
General Motors Acceptance Corp.
7.000%, 02/01/2012	USD	120	120,508
Household Finance Corp.
5.875%, 03/31/2008	EUR	520	554,506
HSBC USA, Inc.
7.000%, 11/01/2006	USD	600	676,237

The accompanying notes are an integral part of the financial statements.

Kellogg Co.
6.000%, 04/01/2006	USD	300	326,740
Prudential Insurance Company of America
6.375%, 07/23/2006	USD	600	645,074
Santander Financial Issuances
7.750%, 05/15/2005	USD	400	438,522
Simon Property Group LP
6.625%, 06/15/2003	USD	200	203,699
Spieker Properties LP
6.900%, 01/15/2004	USD	200	209,262
Sprint Capital Corp.
6.000%, 01/15/2007	USD	30	28,200
Tyson Foods, Inc.
7.250%, 10/01/2006	USD	200	224,675
Verizon Global Funding Corp.
6.125%, 06/15/2007	USD	260	284,755
Viacom, Inc.
6.400%, 01/30/2006	USD	400	437,939
Washington Mutual
8.250%, 06/15/2005	USD	250	281,669

			7,443,060

TOTAL CORPORATE BONDS— (Cost $12,424,927)			13,724,019

GOVERNMENT AND AGENCY SECURITIES—71.4%
AUSTRALIA—0.2%
Government of Australia
6.500%, 05/15/2013	AUD	200	124,283

BELGIUM—3.0%
Kingdom of Belgium
6.500%, 03/31/2005	EUR	1,500	1,693,716

CANADA—4.0%
Government of Canada
6.000%, 06/01/2011	CAD	900	619,967
5.250%, 06/01/2012	CAD	2,000	1,309,109
8.000%, 06/01/2027	CAD	400	341,369

			2,270,445

DENMARK—4.3%
Kingdom of Denmark
8.000%, 03/15/2006	DKK	7,000	1,123,028
6.000%, 11/15/2011	DKK	8,000	1,264,569

			2,387,597

FRANCE—10.1%
Government of France
3.500%, 07/12/2004	EUR	595	630,944
6.500%, 10/25/2006	EUR	1,000	1,169,015
5.500%, 04/25/2010	EUR	2,000	2,290,320
8.500%, 10/25/2019	EUR	700	1,062,435
5.500%, 04/25/2029	EUR	450	517,697

			5,670,411

GERMANY—7.8%
Federal Republic of Germany
7.375%, 01/03/2005	EUR	1,000	1,140,359
5.000%, 07/04/2012	EUR	700	780,628
6.250%, 01/04/2030	EUR	1,200	1,522,623
5.500%, 01/04/2031	EUR	800	923,191

			4,366,801

ITALY—3.3%
Republic of Italy
4.750%, 03/15/2006	EUR	700	770,552
4.250%, 11/01/2009	EUR	500	533,786
5.000%, 02/01/2012	EUR	500	553,136

			1,857,474

JAPAN—10.8%
Development Bank of Japan
1.700%, 09/20/2022	JPY	35,000	300,404
Government of Japan
1.900%, 12/20/2010	JPY	55,000	507,220
1.300%, 06/20/2011	JPY	60,000	528,805
1.300%, 06/20/2012	JPY	475,000	4,162,114
2.500%, 12/21/2020	JPY	10,000	98,805
1.900%, 03/22/2021	JPY	50,000	450,574

			6,047,922

POLAND—3.3%
Government of Poland
8.500%, 11/12/2006	PLN	2,000	574,045
8.500%, 05/12/2007	PLN	4,500	1,302,900

			1,876,945

The accompanying notes are an integral part of the financial statements.

SOUTH AFRICA—1.2%
Republic of South Africa
13.000%, 08/31/2010	ZAR	5,100	663,488

SWEDEN—3.6%
Government of Sweden
3.500%, 04/20/2006	SEK	5,000	566,194
8.000%, 08/15/2007	SEK	11,000	1,465,940

			2,032,134

THE NETHERLANDS—0.8%
Government of The Netherlands
5.250%, 07/15/2008	EUR	400	454,042

UNITED KINGDOM—2.8%
U.K. Treasury
6.750%, 11/26/2004	GBP	250	423,728
7.250%, 12/07/2007	GBP	250	456,973
5.000%, 03/07/2012	GBP	400	673,673

			1,554,374

UNITED STATES—16.2%
Federal Home Loan Mortgage Corp.
5.125%, 08/20/2012	USD	500	506,220
United States Treasury Bonds
8.125%, 08/15/2019	USD	1,500	2,090,220
7.500%, 11/15/2024	USD	1,300	1,752,764
6.250%, 05/15/2030	USD	600	717,654
United States Treasury Notes
5.625%, 02/15/2006	USD	800	885,688
4.625%, 05/15/2006	USD	1,250	1,348,213
3.250%, 08/15/2007	USD	700	717,402
3.625%, 01/15/2008 (b)	USD	673	738,693
5.625%, 05/15/2008	USD	300	340,434

			9,097,288

TOTAL GOVERNMENT AND AGENCY SECURITIES— (Cost $35,922,741)			40,096,920

SHORT TERM INVESTMENT—4.2%
TIME DEPOSIT—4.2%
State Street Corp. Eurodollar Time Deposit
1.188%, 01/02/2003	USD	$2,365	2,365,000

TOTAL SHORT TERM INVESTMENT— (Cost $2,365,000)			2,365,000

TOTAL INVESTMENTS (Cost $50,712,668)—100.0%			$56,185,939

OTHER INFORMATION

At December 31, 2002 , the Global Income Fund had open long futures and short futures contracts as follows:

Long Futures	Expiration	Contracts	Market Value	Unrealized Gain
Canada 10 Yr Bond	Mar 03	54	$3,696,284	$90,789
Euro-Bund	Mar 03	21	2,500,456	63,174
Japan 10 Year Bond	Mar 03	1	1,196,194	5,221

		76	$7,392,934	$159,184

Short Futures	Expiration	Contracts	Market Value	Unrealized Loss
US 5 Yr Notes	Mar 03	59	$(6,681,750)	$(145,656)
US 10 Yr Notes	Mar 03	27	(3,106,266)	(88,805)

		86	$(9,788,016)	$(234,461)

*	See Glossary of Terms on pg 60.
(a)	Pursuant to Rule 144A of the Securities Act of 1933, these securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002, these securities amounted to $325,468 or 0.58% of Investments.
(b)	Treasury Inflation Protection Security
Percentage calculations shown are based on Total Investments.

The accompanying notes are an integral part of the financial statements.

Analysis of Industry Classifications

Industry	Percent of Investments	Value
Automobile	0.6%	$339,122
Diversified Manufacturing	1.0	558,328
Finance & Banking	4.4	2,492,714
Financial Services	6.5	3,636,004
Foods—Diversified	1.0	551,414
Foreign Government	55.2	30,999,632
Insurance	1.7	975,000
Multimedia	0.8	437,940
Real Estate	0.7%	$412,961
Telecommunications	5.8	3,243,285
Time Deposit	4.2	2,365,000
Tobacco	1.7	971,163
Utilities	0.2	106,088
U.S. Government Securities	16.2	9,097,288

TOTAL	100.0%	$56,185,939

The accompanying notes are an integral part of the financial statements.

PROTECTIVE INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2002

Security Description	Shares	U.S.$ Value
COMMON STOCK—95.6%
AUSTRALIA—0.4%
Insurance Australia Group Ltd.	183,366	$282,738

DENMARK—0.2%
Group 4 Falck A/S	6,494	137,046

FINLAND—2.3%
Nokia Oyj	106,345	1,689,588

FRANCE—8.4%
BNP Paribas SA	41,988	1,709,793
European Aeronautic Defence & Space Co.	92,544	955,951
Lafarge SA	10,689	804,846
Total Fina Elf SA	19,003	2,712,260

		6,182,850

GERMANY—2.0%
Bayerische Motoren Werke (BMW) AG	13,397	406,310
SAP AG	13,344	1,056,815

		1,463,125

HONG KONG—0.5%
Hang Seng Bank Ltd.	38,800	412,949

IRELAND—3.0%
Allied Irish Banks PLC	90,301	1,227,308
Bank of Ireland	96,600	987,718

		2,215,026

ITALY—4.9%
ENI SPA	54,321	863,041
Telecom Italia SPA	37,487	284,230
Unicredito Italiano SPA	619,500	2,475,240

		3,622,511

JAPAN—19.6%
C&S Co. Ltd.	28,500	370,529
Chugai Pharmaceutical Co. Ltd.	85,100	809,725
Dentsu, Inc.	184	560,862
Fuji Photo Film Co.	54,000	1,759,683
Honda Motor Co. Ltd.	40,000	1,478,612
Isetan Co. Ltd.	34,300	235,098
Kao Corp.	66,000	1,447,710
Mitsui O.S.K. Lines Ltd.	200,000	414,281
NGK Insulators Ltd.	5,000	27,282
Nomura Holdings, Inc.	33,000	370,680
Orix Corp.	9,600	618,390
Ricoh Co. Ltd.	96,000	1,573,863
Rohm Co. Ltd.	5,200	661,603
Shin-Etsu Chemical Co. Ltd.	45,700	1,496,910
SKYLARK Co. Ltd.	14,300	189,527
Sumitomo Corp.	4,000	17,178
Sumitomo Mitsui Financial Group, Inc.*	14	43,735
Takeda Chemical Industries Ltd.	46,200	1,929,539
Toppan Forms Co. Ltd.	35,400	397,639

		14,402,846

MEXICO—1.0%
Grupo Financiero BBVA Bancomer, SA de CV*	957,153	726,591

SINGAPORE—2.5%
Haw Par Corp. Ltd.	6,745	12,676
Keppel Corp. Ltd.	333,000	710,287
United Overseas Bank Ltd.	165,000	1,122,417

		1,845,380

SPAIN—2.2%
Industria de Diseno Textil SA	31,222	737,034
Telefonica SA*	99,783	892,599

		1,629,633

SWEDEN—2.2%
Eniro AB	23,387	147,951
Securitas AB, Class B	121,377	1,451,945

		1,599,896

SWITZERLAND—10.0%
Adecco SA	24,547	961,931
Converium Holdings AG*	27,321	1,323,481
Nestle SA	8,783	1,860,617
Novartis AG	76,738	2,799,098
Syngenta AG	7,379	427,076

		7,372,203

THE NETHERLANDS—6.8%
Gucci Group N.V.	14,851	1,361,967
ING Groep N.V.	56,057	948,821

The accompanying notes are an integral part of the financial statements.

Royal Dutch Petroleum Co.	4,608	202,720
Vedior N.V.	22,918	130,745
VNU N.V.	89,590	2,334,732

		4,978,985

UNITED KINGDOM—29.6%
Amey PLC	90,057	37,686
AstraZeneca PLC	23,521	840,426
BAA PLC	128,915	1,045,743
Barclays PLC	92,611	573,871
BP PLC	55,339	380,321
British Sky Broadcasting Group PLC*	141,758	1,457,939
Capita Group PLC	125,797	501,114
Diageo PLC	158,338	1,720,204
Exel PLC	136,367	1,510,041
GlaxoSmithKline PLC	153,726	2,949,270
International Power PLC*	512,449	789,733
Legal & General Group PLC	493,049	761,820
Reckitt Benckiser PLC	45,320	878,957
Royal Bank of Scotland Group PLC	124,823	2,989,431
Tesco PLC	611,817	1,910,356
Vodafone Group PLC	1,620,965	2,954,628
WPP Group PLC	56,601	432,266

		21,733,806

TOTAL COMMON STOCK— (Cost $81,299,483)		70,295,173

DEPOSITORY RECEIPTS—3.3%
KOREA—1.9%
Hana Bank, GDR*	35,614	489,693
Hyundai Motor Co. Ltd., GDR	28,910	346,920
Samsung Electronics Co., Ltd., GDR (a)	4,200	560,700

		1,397,313

MEXICO—1.4%
Grupo Televisa SA, ADR*	10,300	287,679
Telefonos de Mexico SA de CV, ADR	22,800	729,144

		1,016,823

TOTAL DEPOSITORY RECEIPTS— (Cost $3,071,674)		2,414,136

	Principal Amount (000)
SHORT TERM INVESTMENT—1.1%
TIME DEPOSIT—1.1%
State Street Corp. Eurodollar Time Deposit 1.188%, 01/02/2003	$798	798,000

TOTAL SHORT TERM INVESTMENT— (Cost $798,000)		798,000

TOTAL INVESTMENTS— (Cost $85,169,157)—100.0%		$73,507,309

OTHER INFORMATION

At December 31, 2002, the International Equity Fund had open long futures contracts as follows:

Long Futures	Expiration	Contracts	Market Value	Unrealized Loss
DJ Euro STOXX 50	Mar 03	58	$1,456,748	$(54,438)
(a)
Pursuant to Rule 144A of the Securities Act of 1933, these securities may only be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2002, these securities amounted to $560,700 or 0.76% of Investments.
* Denotes non-income producing security.
ADR American Depository Receipt
GDR Global Depository Receipt
Percentage calculations shown are based on Total Investments.

The accompanying notes are an integral part of the financial statements.

Analysis of Industry Classifications

Industry	Percent of Investments	Value
Aerospace/Defense	1.3%	$955,951
Apparel	1.9	1,361,967
Automobile	3.0	2,231,842
Banks*	16.4	12,032,154
Business Services	3.3	2,413,876
Chemicals	2.6	1,923,986
Commercial Services & Supplies	1.1	806,591
Construction	1.1	804,846
Consumer Products	2.0	1,447,710
Consumer Durables & Apparel	1.0	737,034
Diversified Industrials	0.0	29,854
Drugs	6.6	4,878,808
Electrical Utilities	1.1	789,733
Electronic Equipment	2.1	1,573,863
Energy Resources	5.1	3,778,021
Financial Services	4.7	3,426,303
Food & Beverage	6.1	4,459,778
Health	5.0	3,639,524
Insurance	2.2	1,606,220
Leisure	2.4	1,759,683
Media	7.1	5,221,429
Multi-Industrial	1.0%	$737,569
Oil & Gas Services	0.5	380,321
Pharmaceuticals	1.1	809,726
Publishing	0.5	397,639
Restaurants	0.3	189,527
Retail	0.5	370,529
Semiconductors	0.9	661,603
Software Services	1.4	1,056,815
Specialty Retail	2.9	2,145,453
Technology Hardware & Equipment	0.8	560,700
Telecommunications	8.9	6,550,189
Time Deposit	1.1	798,000
Transportation	4.0	2,970,065

TOTAL	100.0%	$73,507,309

* The International Equity Fund has a high
concentration of its investments in the Banking
industry which may be affected by changes in such
industry.

The accompanying notes are an integral part of the financial statements.

PROTECTIVE CAPITAL GROWTH FUND

SCHEDULE OF INVESTMENTS

December 31, 2002

Security Description	Shares	Value
COMMON STOCK—100.0%
AEROSPACE/DEFENSE—0.8%
Lockheed Martin Corp.	6,500	$375,375
Raytheon Co.	5,600	172,200
United Technologies Corp.	7,000	433,580

		981,155

BANKS—2.9%
Bank of America Corp.	25,900	1,801,863
The Bank of New York Co., Inc.	13,100	313,876
Wells Fargo & Co.	29,000	1,359,230

		3,474,969

BROKERS—0.8%
Merrill Lynch & Co., Inc.	12,800	485,760
Morgan Stanley	11,300	451,096

		936,856

CHEMICALS—1.0%
Du Pont (E.I.) de Nemours & Co.	28,732	1,218,237

COMMERCIAL SERVICES—0.2%
The McGraw-Hill Companies, Inc.	3,500	211,540

COMPUTER HARDWARE—3.5%
Dell Computer Corp.*	77,400	2,069,676
EMC Corp.*	95,200	584,528
International Business Machines Corp.	19,700	1,526,750

		4,180,954

COMPUTER SOFTWARE—7.1%
Intuit, Inc.*	31,000	1,454,520
Microsoft Corp.*	124,100	6,415,970
Oracle Corp.*	48,800	527,040

		8,397,530

DEPARTMENT STORES—4.5%
Family Dollar Stores, Inc.	24,280	757,779
Wal-Mart Stores, Inc.	90,500	4,571,155

		5,328,934

DRUGS—12.7%
Amgen, Inc.*	19,400	937,796
Bristol Myers Squibb Co.	55,260	1,279,269
Eli Lilly & Co.	31,000	1,968,500
Johnson & Johnson Co.	56,600	3,039,986
Merck & Co., Inc.	22,700	1,285,047
Pfizer, Inc.	138,850	4,244,644
Schering-Plough Corp.	18,300	406,260
Wyeth	48,600	1,817,640

		14,979,142

ENERGY RESOURCES—5.6%
Anadarko Petroleum Corp.	8,000	383,200
Apache Corp.	6,000	341,940
ChevronTexaco Corp.	22,395	1,488,820
Exxon Mobil Corp.	125,918	4,399,575

		6,613,535

ENTERTAINMENT—3.3%
Metro-Goldwyn-Mayer, Inc.*	29,600	384,800
Viacom, Inc., Class B*	84,896	3,460,361

		3,845,161

ENVIRONMENTAL SERVICES—0.2%
Waste Management, Inc.	9,100	208,572

FINANCIAL SERVICES—11.5%
Citigroup, Inc.	74,233	2,612,259
Fannie Mae	45,300	2,914,149
First Data Corp.	50,800	1,798,828
Freddie Mac	52,300	3,088,315
MBNA Corp.	80,300	1,527,306
SLM Corp.	3,400	353,124
State Street Corp.	32,000	1,248,000

		13,541,981

FOOD & BEVERAGE—5.7%
Coca Cola Co.	42,400	1,857,968
PepsiCo, Inc.	75,670	3,194,788
Wrigley (Wm.) Jr. Co.	30,380	1,667,254

		6,720,010

The accompanying notes are an integral part of the financial statements.

FOREST—1.1%
International Paper Co.	22,800	797,316
Weyerhaeuser Co.	11,300	556,073

		1,353,389

HEAVY ELECTRICAL—1.2%
3M Co.	11,600	1,430,280

HOME PRODUCTS—4.4%
Avon Products, Inc.	19,000	1,023,530
Colgate-Palmolive Co.	31,300	1,641,059
Gillette Co.	25,200	765,072
Procter & Gamble Co.	20,500	1,761,770

		5,191,431

HOTELS—3.5%
Harrah's Entertainment, Inc.*	48,300	1,912,680
Marriott International, Inc., Class A	37,400	1,229,338
Starwood Hotels & Resorts Worldwide, Inc.	40,100	951,974

		4,093,992

INDUSTRIAL PARTS—3.7%
Energizer Holdings, Inc.*	39,866	1,112,261
General Electric Co.	131,400	3,199,590

		4,311,851

INFORMATION SERVICES—1.3%
Automatic Data Processing, Inc.	16,400	643,700
Sabre Holdings Corp.*	32,300	584,953
TMP Worldwide, Inc.*	26,300	297,453

		1,526,106

LEISURE—1.1%
Cendant Corp.*	124,900	1,308,952

MEDIA—5.9%
AOL Time Warner, Inc.*	133,250	1,745,575
Cablevision Systems New York Group, Class A*	40,074	670,839
Clear Channel Communications, Inc.*	27,676	1,032,038
Cox Communications, Inc., Class A*	11,700	332,280
EchoStar Communications Corp., Class A*	41,900	932,694
Liberty Media Corp., Class A*	118,300	1,057,602
Univision Communications, Inc., Class A*	46,500	1,139,250

		6,910,278

OIL SERVICES—0.3%
Schlumberger Ltd.	8,900	374,601

PROPERTY INSURANCE—3.8%
Ambac Financial Group, Inc.	41,100	2,311,464
American International Group, Inc.	36,996	2,140,219

		4,451,683

PUBLISHING—1.7%
Gannett Co., Inc.	8,600	617,480
The New York Times Co., Class A	20,000	914,600
Valassis Communications, Inc.*	16,250	478,237

		2,010,317

SECURITY/ASSET MANAGEMENT—0.9%
The Charles Schwab Corp.	99,950	1,084,457

SEMICONDUCTORS—2.8%
Intel Corp.	131,100	2,041,227
Texas Instruments, Inc.	57,700	866,077
Xilinx, Inc.*	20,500	422,300

		3,329,604

SPECIALTY RETAIL—1.5%
Home Depot, Inc.	13,950	334,242
Lowe's Companies, Inc.	13,700	513,750
Walgreen Co.	31,600	922,404

		1,770,396

TELECOMMUNICATIONS EQUIPMENT—3.6%
Cisco Systems, Inc.*	165,300	2,165,430
QUALCOMM, Inc.*	56,200	2,045,118

		4,210,548

The accompanying notes are an integral part of the financial statements.

TELEPHONE—2.0%
SBC Communications, Inc.	48,000	1,301,280
Verizon Communications, Inc.	28,868	1,118,635

		2,419,915

THRIFTS—0.3%
Washington Mutual, Inc.	8,600	296,958

TOBACCO—0.8%
Philip Morris Cos., Inc.	24,100	976,773

WIRELESS—0.3%
Crown Castle International Corp.*	100,890	378,338

TOTAL COMMON STOCK— (Cost $146,725,161)		118,068,445

TOTAL INVESTMENTS— (Cost $146,725,161)—100.0%		$118,068,445

*	Denotes non-income producing security.
Percentage calculations shown are based on Total Investments.

The accompanying notes are an integral part of the financial statements.

PROTECTIVE GROWTH AND INCOME FUND

SCHEDULE OF INVESTMENTS

December 31, 2002

Security Description	Shares	Value
COMMON STOCK—95.9%
AEROSPACE/DEFENSE—3.3%
General Dynamics Corp.	34,576	$2,744,297
United Technologies Corp.	35,737	2,213,550

		4,957,847

AIRLINES—0.5%
Southwest Airlines Co.	53,001	736,714

ALCOHOL—0.6%
Anheuser-Busch Cos., Inc.	17,015	823,526

APARTMENT—0.7%
Archstone-Smith Trust	44,375	1,044,587

BANKS—16.3%
Bank of America Corp.	80,700	5,614,299
Charter One Financial, Inc.	28,226	810,933
Citigroup, Inc.	132,231	4,653,209
KeyCorp.	116,350	2,925,039
M&T Bank Corp.	12,708	1,008,380
Mellon Financial Corp.	15,890	414,888
National City Corp.	42,000	1,147,440
U.S. Bancorp	158,098	3,354,839
Wachovia Corp.	56,550	2,060,682
Wells Fargo & Co.	58,288	2,731,959

		24,721,668

BROKERS—0.5%
Merrill Lynch & Co., Inc.	21,207	804,806

CHEMICALS—1.4%
Praxair, Inc.	35,710	2,062,967

COMPUTER HARDWARE—1.0%
Apple Computer, Inc.*	103,700	1,486,021

COMPUTER SOFTWARE—0.8%
Microsoft Corp.*	23,500	1,214,950

DEPARTMENT STORE—0.9%
The May Department Stores Co.	61,447	1,412,052

DRUGS—3.6%
Pfizer, Inc.	101,700	3,108,969
Wyeth	62,300	2,330,020

		5,438,989

ELECTRICAL UTILITIES—5.9%
Energy East Corp.	112,535	2,485,898
Entergy Corp.	22,655	1,032,841
Exelon Corp.	33,906	1,789,220
FirstEnergy Corp.	46,893	1,546,062
FPL Group, Inc.	13,772	828,110
PPL Corp.	36,388	1,261,936

		8,944,067

ENERGY EXTRACTION—1.0%
Apache Corp.	26,700	1,521,633

ENERGY RESOURCES—5.0%
Exxon Mobil Corp.	110,502	3,860,940
Ocean Energy, Inc.	135,125	2,698,446
Pioneer Natural Resources Co.*	42,495	1,072,999

		7,632,385

ENVIRONMENTAL SERVICES—0.7%
Waste Management, Inc.	46,837	1,073,504

FINANCIAL SERVICES—4.7%
Countrywide Credit Industries, Inc.	36,629	1,891,888
Fannie Mae	8,543	549,571
Freddie Mac	56,103	3,312,882
SLM Corp.	12,805	1,329,927

		7,084,268

FOOD & BEVERAGE—3.3%
ConAgra Foods, Inc.	111,090	2,778,361
Del Monte Foods Co.*	1	6
H.J. Heinz Co.	54,368	1,787,076
Hershey Foods Corp.	5,780	389,803

		4,955,246

FOREST—1.1%
Bowater, Inc.	38,147	1,600,267

GAS UTILITIES—1.0%
KeySpan Corp.	43,762	1,542,173

HEAVY ELECTRICAL—0.7%
3M Co.	9,033	1,113,769

HEAVY MACHINERY—1.0%
Deere & Co.	32,513	1,490,721

The accompanying notes are an integral part of the financial statements.

HOME PRODUCTS—4.4%
Avon Products, Inc.	39,500	2,127,865
Kimberly-Clark Corp.	32,634	1,549,136
Procter & Gamble Co.	35,489	3,049,924

		6,726,925

INDUSTRIAL PARTS—2.4%
American Standard Cos., Inc.*	22,800	1,621,992
Illinois Tool Works, Inc.	30,855	2,001,255

		3,623,247

INFORMATION SERVICES—1.7%
Accenture Ltd., Class A*	142,089	2,556,181

INTEGRATED OIL—2.0%
ConocoPhillips	63,500	3,072,765

LIFE INSURANCE—2.7%
John Hancock Financial Services, Inc.	49,888	1,391,875
MetLife, Inc.	45,100	1,219,504
The Principal Financial Group, Inc.	51,235	1,543,711

		4,155,090

MEDIA—2.9%
Cox Communications, Inc., Class A*	31,925	906,670
Fox Entertainment Group, Inc., Class A*	135,488	3,513,204

		4,419,874

MINING—0.5%
Alcoa, Inc.	33,119	754,451

OFFICE INDUSTRIAL—1.6%
Equity Office Properties Trust	64,375	1,608,087
Liberty Property Trust	27,400	875,156

		2,483,243

OIL & GAS SERVICES—1.0%
BJ Services Co.*	45,700	1,476,567

OIL REFINING—1.4%
Murphy Oil Corp.	49,800	2,133,930

OTHER REIT—0.7%
Boston Properties, Inc.	30,300	1,116,858

PROPERTY INSURANCE—5.7%
PartnerRe Ltd.	49,900	2,585,818
RenaissanceRe Holdings Ltd.	71,934	2,848,586
The St. Paul Cos., Inc.	24,200	824,010
XL Capital Ltd., Class A	30,958	2,391,506

		8,649,920

PUBLISHING—0.5%
Dow Jones & Co., Inc.	18,327	792,276

RAILROADS—0.8%
Canadian National Railway Co.	27,521	1,143,773

REAL ESTATE—1.6%
Equity Residential	80,700	1,983,606
iStar Financial, Inc.	15,700	440,385

		2,423,991

RETAIL—1.0%
Simon Property Group, Inc.	45,825	1,561,258

SECURITY/ASSET MANAGEMENT—1.3%
Alliance Capital Management Holding L.P.	65,050	2,016,550

TELECOMMUNICATIONS—6.5%
BellSouth Corp.	120,300	3,112,161
Cisco Systems, Inc.*	42,400	555,440
General Motors Corp., Class H*	103,200	1,104,240
SBC Communications, Inc.	186,800	5,064,148

		9,835,989

TELEPHONE—0.4%
AT&T Corp.	19,971	521,443

TOBACCO—2.8%
Philip Morris Cos., Inc.	85,528	3,466,450
UST, Inc.	22,300	745,489

		4,211,939

TOTAL COMMON STOCK— (Cost $145,129,667)		145,338,430

The accompanying notes are an integral part of the financial statements.

DEPOSITORY RECEIPTS—1.0%
ENERGY RESOURCES—1.0%
BP PLC, ADR	38,400	1,560,960

TOTAL DEPOSITORY RECEIPTS— (Cost $1,660,780)		1,560,960

	Principal Amount (000)
SHORT TERM INVESTMENT—3.1%
REPURCHASE AGREEMENT—3.1%
State Street Corp. 1.050%, 01/02/2003 Maturity value of $4,611,269 dated 12/31/02 (Collateralized by $3,555,000 United States Treasury bond, 7.500%, 11/15/16 with a value of $4,704,815)	$4,611	4,611,000

TOTAL SHORT TERM INVESTMENT— (Cost $4,611,000)		4,611,000

TOTAL INVESTMENTS— (Cost $151,401,447)—100.0%		$151,510,390

*	Denotes non-income producing security.
ADR	American Depository Receipt
Percentage calculations shown are based on Total Investments.
The Growth and Income Fund has a high concentration of its investments in the Banking industry which may be affected by changes in such industry.

The accompanying notes are an integral part of the financial statements.

PROTECTIVE CORE U.S. EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2002

Security Description	Shares	Value
COMMON STOCK—100.0%
AEROSPACE/DEFENSE—0.4%
Boeing Co.	4,100	$135,259
ITT Industries, Inc.	3,500	212,415
United Technologies Corp.	4,900	303,506

		651,180

AIRLINES—0.1%
Delta Air Lines, Inc.	15,300	185,130

ALCOHOL—0.1%
Brown-Forman Corp., Class B	2,399	156,799

BANKS—10.3%
Associated Banc-Corp.	24,200	821,348
Bank of America Corp.	51,452	3,579,516
Citigroup, Inc.	140,966	4,960,593
J.P. Morgan Chase & Co.	8,500	204,000
KeyCorp.	7,500	188,550
M&T Bank Corp.	9,500	753,825
National City Corp.	8,400	229,488
SunTrust Banks, Inc.	30,700	1,747,444
The Bank of New York Co., Inc.	19,900	476,804
U.S. Bancorp	67,500	1,432,350
Wachovia Corp.	31,200	1,136,928
Wells Fargo & Co.	11,100	520,257

		16,051,103

BIOTECHNOLOGY—1.4%
Applera Corp.—Applied Biosystems Group	42,700	748,958
Biogen, Inc *	4,300	172,258
Chiron Corp.*	8,900	334,640
Genentech, Inc.*	4,800	159,168
Gilead Sciences, Inc.*	16,700	567,800
IDEC Pharmaceuticals Corp.*	3,800	126,046

		2,108,870

BROKERS—1.6%
Lehman Brothers Holdings, Inc.	6,400	341,056
Merrill Lynch & Co., Inc.	56,400	2,140,380

		2,481,436

CHEMICALS—1.1%
Air Products & Chemicals, Inc.	7,100	303,525
Avery Dennison Corp.	2,600	158,808
Dow Chemical Co.	13,000	386,100
PPG Industries, Inc.	3,300	165,495
The Goodyear Tire & Rubber Co.	21,400	145,734
The Sherwin-Williams Co.	20,000	565,000

		1,724,662

CLOTHING—0.4%
Limited Brands	34,500	480,585
Payless ShoeSource, Inc.*	2,900	149,263

		629,848

COMPUTER HARDWARE—6.3%
Cisco Systems, Inc.*	24,500	320,950
Dell Computer Corp.*	104,800	2,802,352
Hewlett-Packard Co.	139,210	2,416,686
International Business Machines Corp.	39,500	3,061,250
Lexmark International, Inc.*	10,300	623,150
Storage Technology Corp.*	12,100	259,182
Tech Data Corp.*	13,100	353,176

		9,836,746

COMPUTER SOFTWARE—4.6%
Cadence Design Systems, Inc.*	13,300	156,807
Computer Associates International, Inc.	23,600	318,600
Microsoft Corp.*	104,000	5,376,800
Oracle Corp.*	93,200	1,006,560
Symantec Corp.*	5,500	222,805

		7,081,572

DEPARTMENT STORES—4.5%
Dillard's, Inc., Class A	7,800	123,708
J. C. Penney Co., Inc. (Holding Co.)	36,200	832,962
Target Corp.	9,100	273,000
Wal-Mart Stores, Inc.	114,600	5,788,446

		7,018,116

DIVERSIFIED MANUFACTURING—0.2%
Rockwell Automation, Inc.	11,300	234,023

The accompanying notes are an integral part of the financial statements.

DRUGS—11.2%
AmerisourceBergen Corp.	7,100	385,601
Amgen, Inc.*	32,576	1,574,724
Cardinal Health, Inc.	28,575	1,691,354
Forest Laboratories, Inc.*	6,700	658,074
Johnson & Johnson Co.	85,800	4,608,318
McKesson Corp.	59,600	1,610,988
Merck & Co., Inc.	49,300	2,790,873
Pfizer, Inc.	99,375	3,037,894
Pharmacia Corp.	25,200	1,053,360

		17,411,186

ELECTRIC UTILITY—2.3%
American Electric Power Co., Inc.	16,700	456,411
Consolidated Edison, Inc.	6,500	278,330
Constellation Energy Group, Inc.	5,800	161,356
Edison International*	25,200	298,620
Entergy Corp.	34,100	1,554,619
Exelon Corp.	5,362	282,953
PG&E Corp.*	41,300	574,070

		3,606,359

ELECTRICAL EQUIPMENT—0.1%
Fisher Scientific International, Inc.*	5,200	156,416

ELECTRONIC EQUIPMENT—0.3%
Agilent Technologies, Inc.*	25,200	452,592

ENERGY RESERVES—2.9%
Exxon Mobil Corp.	131,754	4,603,485

ENERGY RESOURCES—1.6%
ConocoPhillips	19,765	956,428
Occidental Petroleum Corp.	51,900	1,476,555

		2,432,983

ENTERTAINMENT—2.8%
AOL Time Warner, Inc.*	203,550	2,666,505
Viacom, Inc., Class B*	40,112	1,634,965

		4,301,470

ENVIRONMENTAL SERVICES—0.6%
Waste Management, Inc.	43,200	990,144

EQUITY REIT—0.1%
Equity Office Properties Trust	7,900	197,342

FINANCIAL SERVICES—4.5%
American Express Co.	48,000	1,696,800
Countrywide Credit Industries, Inc.	5,300	273,745
Freddie Mac	8,200	484,210
General Electric Co.	148,600	3,618,410
MBNA Corp.	40,300	766,506
The Dun & Bradstreet Corp.*	4,500	155,205

		6,994,876

FOOD & BEVERAGES—4.3%
Archer-Daniels-Midland Co.	34,639	429,524
Coca Cola Co.	13,400	587,188
ConAgra Foods, Inc.	27,400	685,274
Hormel Foods Corp.	6,900	160,977
Kraft Foods, Inc., Class A	40,700	1,584,451
SUPERVALU, Inc.	25,800	425,958
SYSCO Corp.	63,900	1,903,581
Tyson Foods, Inc.	77,900	874,038

		6,650,991

FOREST—0.1%
MeadWestvaco Corp.	7,500	185,325

GAS UTILITIES—0.2%
ONEOK, Inc.	12,300	236,160

GOLD—0.1%
Freeport-McMoRan Copper & Gold, Inc., Class B*	11,200	187,936

HEAVY ELECTRICAL EQUIPMENT—0.3%
3M Co.	2,200	271,260
Emerson Electric Co.	4,600	233,910

		505,170

HEAVY MACHINERY—0.4%
Deere & Co.	12,600	577,710

HOME PRODUCTS—4.1%
Avon Products, Inc.	4,700	253,189

The accompanying notes are an integral part of the financial statements.

Colgate-Palmolive Co.	39,000	2,044,770
Procter & Gamble Co.	32,500	2,793,050
The Clorox Co.	30,600	1,262,250

		6,353,259

INDUSTRIAL PARTS—0.3%
W.W. Grainger, Inc.	8,600	443,330

INFORMATION SERVICES—1.1%
First Data Corp.	8,400	297,444
Moody's Corp.	34,700	1,432,763

		1,730,207

INTERNET—0.2%
Yahoo!, Inc.*	18,300	299,205

LEISURE—1.2%
Eastman Kodak Co.	44,800	1,569,792
Harley-Davidson, Inc.	3,100	143,220
Polaris Industries, Inc.	2,500	146,500

		1,859,512

LIFE/HEALTH INSURANCE—3.1%
Aetna, Inc.	36,700	1,509,104
MetLife, Inc.	53,300	1,441,232
Prudential Financial, Inc.	61,100	1,939,314

		4,889,650

MEDIA—2.0%
Comcast Corp., Class A*	43,369	1,022,207
Entravision Communications Corp., Class A*	15,300	152,694
Fox Entertainment Group, Inc., Class A*	60,300	1,563,579
Media General, Inc., Class A	2,800	167,860
PanAmSat Corp.*	8,300	121,512
Westwood One, Inc.*	4,300	160,648

		3,188,500

MEDICAL PRODUCTS—1.6%
Abbott Laboratories	14,600	584,000
Boston Scientific Corp.*	15,500	659,060
Henry Schein, Inc.*	5,200	234,000
Zimmer Holdings, Inc.*	25,200	1,046,304

		2,523,364

MEDICAL PROVIDERS—0.1%
Mid Atlantic Medical Services, Inc.*	5,100	165,240

MEDICAL SERVICES—0.9%
UnitedHealth Group, Inc.	16,000	1,336,000

MINING—0.2%
United States Steel Corp.	21,200	278,144

MOTOR VEHICLE & PARTS—3.4%
AutoNation, Inc.*	60,200	756,112
Ford Motor Co.	54,400	505,920
General Motors Corp.	53,900	1,986,754
Johnson Controls, Inc.	21,300	1,707,621
Visteon Corp.	37,900	263,784

		5,220,191

OIL REFINING—0.9%
ChevronTexaco Corp.	7,000	465,360
Valero Energy Corp.	23,800	879,172

		1,344,532

OIL SERVICES—1.0%
Transocean, Inc.	69,200	1,605,440

PACKAGING—0.1%
Ball Corp.	3,200	163,808

PROPERTY/CASUALTY INSURANCE—2.5%
American International Group, Inc.	25,472	1,473,555
Loews Corp.	38,300	1,702,818
Old Republic International Corp.	5,400	151,200
The Progressive Corp.	5,900	292,817
Travelers Property Casualty Corp., Class B*	20,302	297,424

		3,917,814

PUBLISHING—1.0%
Deluxe Corp.	16,200	682,020

The accompanying notes are an integral part of the financial statements.

The McGraw-Hill Companies, Inc.	10,100	610,444
Tribune Co.	4,900	222,754

		1,515,218

RAILROADS—0.7%
Union Pacific Corp.	17,500	1,047,725

RETAIL—0.1%
New Plan Excel Realty Trust	8,900	169,901

SECURITY & ASSET MANAGEMENT—1.5%
Franklin Resources, Inc.	15,400	524,832
John Hancock Financial Services, Inc.	5,900	164,610
The Bear Stearns Companies, Inc.	27,600	1,639,440

		2,328,882

SEMICONDUCTORS—2.5%
Avnet, Inc.	119,600	1,295,268
Intel Corp.	119,100	1,854,387
LSI Logic Corp.*	33,200	191,564
SanDisk Corp.*	21,300	432,390
Vishay Intertechnology, Inc.*	15,600	174,408

		3,948,017

SPECIALTY RETAIL—1.4%
CVS Corp.	20,000	499,400
Office Depot, Inc.*	18,300	270,108
Staples, Inc.*	78,400	1,434,720

		2,204,228

TELECOMMUNICATIONS EQUIPMENT—0.4%
Motorola, Inc.	77,000	666,050

TELEPHONE—3.9%
AT&T Corp.	15,390	401,833
BCE, Inc.	13,200	237,732
BellSouth Corp.	15,900	411,333
SBC Communications, Inc.	42,153	1,142,768
Sprint Corp.	102,900	1,489,992
Verizon Communications, Inc.	61,366	2,377,932

		6,061,590

THRIFTS—0.1%
Washington Mutual, Inc.	5,800	200,274

TOBACCO—1.0%
Loews Corp.-Carolina Group	6,300	127,701
Philip Morris Cos., Inc.	3,800	154,014
R.J. Reynolds Tobacco Holdings, Inc.	29,300	1,233,823

		1,515,538

TRUCK/SEA/AIR FREIGHT—1.0%
FedEx Corp.	14,000	759,080
United Parcel Service, Inc., Class B	13,600	857,888

		1,616,968

WIRELESS TELECOMMUNICATIONS—0.9%
ALLTEL Corp.	13,000	663,000
AT&T Wireless Services, Inc.*	58,409	330,011
Telephone & Data Systems, Inc.	2,800	131,656
United States Cellular Corp.*	13,900	347,778

		1,472,445

TOTAL COMMON STOCK— (Cost $177,573,966)		155,714,662

TOTAL INVESTMENTS— (Cost $177,573,966)—100.0%		$155,714,662

OTHER INFORMATION

At December 31, 2002, the CORE U.S. Equity Fund had open long futures contracts as follows:

Long Futures	Expiration	Contracts	Market Value	Unrealized Loss
S&P Mini 500 Index	Mar 03	8	$351,560	$(5,560)
*	Denotes non-income producing security.
Percentage calculations shown are based on Total Investments.

The accompanying notes are an integral part of the financial statements.

PROTECTIVE SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS

December 31, 2002

Security Description	Shares	Value
COMMON STOCK—97.3%
AEROSPACE/DEFENSE—1.5%
Ducommun, Inc.*	40,024	$634,381
Herley Industries, Inc.*	22,214	386,701
Veridian Corp.*	9,847	210,135

		1,231,217

AIRLINES—0.5%
AirTran Holdings, Inc.*	107,572	419,531

APARTMENT—1.4%
Post Properties, Inc.	17,503	418,322
Summit Properties, Inc.	41,615	740,747

		1,159,069

APPAREL—1.1%
Kellwood Co.	21,868	568,568
Tropical Sportswear International Corp.*	37,488	336,267

		904,835

BANKS—7.3%
Bank of Hawaii Corp.	17,662	536,748
BOK Financial Corp.*	17,893	579,554
Community First Bankshares, Inc.	20,015	529,597
Corus Bankshares, Inc.	7,550	329,633
East West Bancorp, Inc.	9,156	330,348
First Niagara Financial Group, Inc.*	11,176	291,917
Fulton Financial Corp.	25,613	452,326
Greater Bay Bancorp	36,340	628,319
IBERIABANK Corp.	11,827	474,972
Main Street Banks, Inc.	8,520	163,584
Net.Bank, Inc.*	18,448	178,577
Republic Bancorp, Inc.	6,461	76,046
Sky Financial Group, Inc.	25,328	504,280
The Colonial BancGroup, Inc.	8,897	106,141
Westamerica Bancorp	12,275	493,210
Wintrust Financial Corp.	12,387	387,961

		6,063,213

BIOTECHNOLOGY—0.4%
Kos Pharmaceuticals, Inc.*	17,140	325,660

BROKERS—0.4%
LaBranche & Co., Inc.*	11,269	300,206

CHEMICALS—3.7%
Agrium, Inc.	73,016	825,811
Albemarle Corp.	29,181	830,199
Cytec Industries, Inc.*	31,536	860,302
Minerals Technologies, Inc.	3,818	164,747
The Lubrizol Corp.	12,292	374,906

		3,055,965

CLOTHING—1.6%
AnnTaylor Stores Corp.*	45,014	919,186
Too, Inc.*	16,186	380,695

		1,299,881

COMPUTER HARDWARE—3.1%
Adaptec, Inc.*	74,138	418,880
Fargo Electronics*	68,436	596,762
Hutchinson Technology, Inc.*	49,372	1,022,000
Imation Corp.*	14,187	497,680

		2,535,322

COMPUTER SOFTWARE—1.9%
Informatica Corp.*	28,508	164,206
NetIQ Corp.*	47,719	589,330
NetScreen Technologies, Inc.*	16,073	270,669
OPNET Technologies, Inc.*	56,859	459,477
Retek, Inc.*	46,076	125,327

		1,609,009

CONSTRUCTION—1.4%
Beazer Homes USA, Inc.*	7,419	449,592
Standard Pacific Corp.	29,967	741,683

		1,191,275

DEPARTMENT STORES—0.6%
ShopKo Stores, Inc.*	38,463	478,864

DRUGS—1.7%
Molecular Devices Corp.*	31,124	512,612
NBTY, Inc.*	18,228	320,448
Perrigo Co.*	26,192	318,233
Pharmaceutical Resources, Inc.*	9,429	280,984

		1,432,277

The accompanying notes are an integral part of the financial statements.

ELECTRICAL EQUIPMENT—0.5%
Franklin Electric Co., Inc.	8,773	421,192

ELECTRICAL UTILITIES—2.4%
CH Energy Group, Inc.	4,674	217,949
DQE, Inc.	18,891	287,899
El Paso Electric Co.*	72,093	793,023
Empire District Electric Co.	4,679	85,158
PNM Resources, Inc.	26,142	622,702

		2,006,731

ENERGY RESOURCES—2.3%
Evergreen Resources, Inc.*	23,108	1,036,394
Patina Oil & Gas Corp.	20,464	647,685
Tom Brown, Inc.*	10,156	254,916

		1,938,995

ENVIRONMENTAL SERVICES—1.0%
Casella Waste Systems, Inc., Class A*	35,468	315,310
Waste Connections, Inc.*	13,596	524,942

		840,252

FINANCIAL SERVICES—3.4%
American Capital Strategies Ltd.	45,312	978,286
Chicago Mercantile Exchange	2,564	111,944
Doral Financial Corp.	20,625	589,875
Federal Agricultural Mortgage Corp. (Farmer Mac), Class C*	18,260	559,487
Financial Federal Corp.*	21,808	548,035

		2,787,627

FOOD & BEVERAGE—0.9%
American Italian Pasta Co., Class A*	7,195	258,876
Corn Products International, Inc.	7,873	237,214
Interstate Bakeries Corp.	13,760	209,840

		705,930

FOREST—1.5%
Caraustar Industries, Inc.*	129,612	1,228,722

FREIGHT—3.4%
Arkansas Best Corp.*	20,571	534,455
Heartland Express, Inc.*	41,975	961,689
Landstar Systems, Inc.*	12,707	741,581
OMI Corp.*	32,107	131,960
Teekay Shipping Corp.	11,512	468,538

		2,838,223

GAS UTILITIES—3.2%
Atmos Energy Corp.	24,853	579,572
Northwest Natural Gas Co.	33,114	896,065
Peoples Energy Corp.	12,262	473,926
Piedmont Natural Gas Co., Inc.	11,783	416,529
WGL Holdings, Inc.	11,648	278,620

		2,644,712

HEAVY ELECTRICAL—2.0%
Baldor Electric Co.	29,511	582,842
Belden, Inc.	36,227	551,375
GrafTech International Ltd.*	90,181	537,479

		1,671,696

HEAVY MACHINERY—1.0%
AGCO Corp.*	11,724	259,100
Terex Corp.*	51,398	572,574

		831,674

HOME PRODUCTS—2.6%
Elizabeth Arden, Inc.*	17,934	265,423
Oneida Ltd.	41,651	459,411
The Dial Corp.	38,128	776,667
The Topps Co., Inc.*	33,159	288,483
Tupperware Corp.	21,476	323,858

		2,113,842

INDUSTRIAL PARTS—5.8%
A.O. Smith Corp.	14,443	390,105
Actuant Corp., Class A*	5,481	254,593
CIRCOR International, Inc.	13,930	221,487
Hughes Supply, Inc.	28,010	765,233
IDEX Corp.	15,286	499,852
Lydall, Inc.*	79,405	901,247
MSC Industrial Direct Co., Inc., Class A*	10,309	182,985
Mueller Industries, Inc.*	26,030	709,318
SureBeam Corp., Class A*	43,498	175,732

The accompanying notes are an integral part of the financial statements.

Wabash National Corp.*	82,988	695,439

		4,795,991

INDUSTRIAL SERVICES—2.0%
Cornell Companies, Inc.*	28,247	254,223
Harsco Corp.	23,226	740,677
Kroll, Inc.*	8,387	160,024
Medical Staffing Network Holdings, Inc.*	7,208	115,328
PRG-Schultz International, Inc.*	21,659	192,765
Wackenhut Corrections Corp.*	14,679	163,084

		1,626,101

INFORMATION SERVICES—0.4%
Manhattan Associates, Inc.*	11,931	282,287
The Management Network Group, Inc.*	57,728	86,592

		368,879

INTERNET—1.1%
Getty Images, Inc.*	29,599	904,249

LEISURE—3.0%
Argosy Gaming Co.*	24,236	458,788
Concord Camera Corp.*	57,289	311,079
Fossil, Inc.*	12,273	249,633
GTECH Holdings Corp.*	23,090	643,287
Isle of Capri Casinos, Inc.*	10,442	138,252
Station Casinos, Inc.*	37,698	667,255

		2,468,294

LIFE INSURANCE—0.4%
StanCorp Financial Group, Inc.	7,430	362,956

MEDIA—1.4%
ADVO, Inc.*	17,407	571,472
Media General, Inc., Class A	4,491	269,235
Regent Communications, Inc.*	54,949	324,749

		1,165,456

MEDICAL PRODUCTS—1.3%
NDCHealth Corp.	12,122	241,228
Ocular Sciences, Inc.*	16,179	251,098
Sybron Dental Specialties, Inc.*	13,899	206,400
Varian, Inc.*	11,956	343,018

		1,041,744

MEDICAL PROVIDERS—3.1%
Covance, Inc.*	39,194	963,781
Hanger Orthopedic Group, Inc.*	40,169	528,222
Pediatrix Medical Group, Inc.*	11,332	453,960
Radiologix, Inc.*	71,728	165,692
United Surgical Partners International, Inc.*	29,585	462,147

		2,573,802

MINING—3.5%
Commercial Metals Co.	70,483	1,144,644
Maverick Tube Corp.*	83,685	1,090,415
Schnitzer Steel Industries, Inc., Class A	30,944	646,730

		2,881,789

MOTOR VEHICLE—0.9%
American Axle & Manufacturing Holdings, Inc.*	17,277	404,627
Superior Industries International, Inc.	7,739	320,085

		724,712

OFFICE INDUSTRIAL—2.6%
Brandywine Realty Trust	20,165	439,799
Colonial Properties Trust	11,505	390,480
Parkway Properties, Inc.	12,378	434,220
Prentiss Properties Trust	31,655	895,203

		2,159,702

OIL SERVICES—1.5%
Cal Dive International, Inc.*	2,127	49,985
Hydril Co.*	17,960	423,317
TETRA Technologies, Inc.*	34,174	730,298

		1,203,600

OTHER REIT—3.4%
Commercial Net Lease Realty	38,815	595,034
Correctional Properties Trust	30,879	670,074
Entertainment Properties Trust	31,288	735,894

The accompanying notes are an integral part of the financial statements.

Healthcare Realty Trust, Inc.	20,828	609,219
RAIT Investment Trust	8,634	186,494

		2,796,715

PROPERTY INSURANCE—3.0%
HCC Insurance Holdings, Inc.	13,216	325,114
Horace Mann Educators Corp.	18,623	285,490
IPC Holdings Ltd.	17,000	536,180
Proassurance Corp.*	17,429	366,009
RLI Corp.	25,232	703,973
U.S.I. Holdings Corp.*	24,523	288,145

		2,504,911

PUBLISHING—0.6%
Journal Register Co.*	28,732	510,855

RESTAURANTS—1.4%
Buca, Inc.*	61,203	509,209
IHOP Corp.*	8,918	214,032
Ruby Tuesday, Inc.	26,596	459,845

		1,183,086

RETAIL—0.6%
Chelsea Property Group, Inc.	14,446	481,196

SECURITY/ASSET MANAGEMENT—0.7%
Affiliated Managers Group, Inc.*	11,205	563,612

SEMICONDUCTORS—3.0%
Actel Corp.*	31,347	508,448
Entegris, Inc.*	103,045	1,061,364
Integrated Device Technology, Inc.*	93,544	782,963
Power Integrations, Inc.*	8,673	147,441

		2,500,216

SPECIALTY RETAIL—2.9%
Aaron Rents, Inc.	11,754	257,178
Borders Group, Inc.*	18,703	301,118
Brookstone, Inc.*	42,185	609,995
Pier 1 Imports, Inc.	34,913	660,903
Tuesday Morning Corp.*	17,531	299,780
Zale Corp.*	8,482	270,576

		2,399,550

TELEPHONE—0.7%
CT Communications, Inc.	17,549	198,304
West Corp.*	23,191	384,970

		583,274

THRIFTS—3.2%
BankUnited Financial Corp., Class A*	32,431	524,734
Brookline Bancorp, Inc.	49,598	590,216
IndyMac Bancorp, Inc.*	35,213	651,088
Irwin Financial Corp.	28,112	463,848
Washington Federal, Inc.	18,624	462,806

		2,692,692

TOTAL COMMON STOCK— (Cost $81,022,454)		80,529,302

	Principal Amount (000)
SHORT TERM INVESTMENT—2.7%
REPURCHASE AGREEMENT—2.7%
State Street Corp. 1.050%, 01/02/2003 Maturity value of $2,253,131 dated 12/31/02 (Collateralized by $1,740,000 United States Treasury bond, 7.500%, 11/15/16 with a value of $2,302,779)	$2,253	2,253,000

TOTAL SHORT TERM INVESTMENT— (Cost $2,253,000)		2,253,000

TOTAL INVESTMENTS— (Cost $83,275,454)—100.0%		$82,782,302

*	Denotes non-income producing security.
Percentage calculations shown are based on Total Investments.

The accompanying notes are an integral part of the financial statements.

PROTECTIVE INVESTMENT COMPANY

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2002

Global Income Fund
ASSETS
Investments—securities, at value	$56,185,939
Cash	598
Foreign currency, at value	71,180
Cash restricted for initial margin on Futures contracts	0
Dividends receivable	0
Interest receivable	1,118,853
Receivable for securities sold	0
Unrealized appreciation on forward currency contracts	2,110,385
Receivable for fund shares sold	20,903
Foreign income tax reclaim receivable	0
Receivable for variation margin	248,963 (a)
Receivable from Protective Investment Advisors	34,650

TOTAL ASSETS	59,791,471

LIABILITIES
Due to custodian	0
Unrealized depreciation on forward currency contracts	3,424,295
Payable for securities purchased	0
Investment management fee payable	52,099
Accounts payable and accrued expenses	26,377
Payable for fund shares redeemed	39,100

TOTAL LIABILITIES	3,541,871

NET ASSETS	$56,249,600

NET ASSETS
Paid-in capital	$55,885,097
Undistributed net investment income (loss)	(344,335)
Accumulated net realized gain (loss) on investments, futures and foreign currency transactions	(3,432,203)
Net unrealized appreciation (depreciation) of:
Investments	5,473,271
Futures	(75,277)
Foreign currency contracts and translation	(1,256,953)

NET ASSETS	$56,249,600

NET ASSET VALUE PER SHARE
Offering and redemption price per share (net assets divided by shares of capital stock outstanding, par value $.001 per share)	$10.11
Total shares outstanding at end of period	5,562,645
Cost of investments	$50,712,668
Cost of foreign currency	$69,406

(a)	Includes approximately $205,644 relating to initial margin requirements for Futures transactions.
(b)	Includes approximatey $182,596 relating to initial margin requirements for Futures transactions.

The accompanying notes are an integral part of the financial statements.

	International Equity Fund	Capital Growth Fund	Growth and Income Fund	CORE U.S. Equity Fund	Small Cap Value Fund
ASSETS
Investments—securities, at value	$73,507,309	$118,068,445	$151,510,390	$155,714,662	$82,782,302
Cash	151	0	559	11,102	534
Foreign currency, at value	141,461	0	0	0	0
Cash restricted for initial margin on Futures contracts	0	0	0	200,000	0
Dividends receivable	73,202	142,791	231,576	197,500	119,644
Interest receivable	26	0	134	0	66
Receivable for securities sold	124,325	685,086	0	0	550,561
Unrealized appreciation on forward currency contracts	1,306,665	0	0	0	0
Receivable for fund shares sold	121,701	5,949	46,220	2,949	3,068
Foreign income tax reclaim receivable	158,548	0	0	0	1,248
Receivable for variation margin	350,967 (b)	0	0	508	0
Receivable from Protective Investment Advisors	17,907	12,424	18,177	17,464	17,284

TOTAL ASSETS	75,802,262	118,914,695	151,807,056	156,144,185	83,474,707

LIABILITIES
Due to custodian	0	181,716	0	0	0
Unrealized depreciation on forward currency contracts	1,169,424	0	0	0	0
Payable for securities purchased	186,679	0	339,118	0	527,459
Investment management fee payable	69,752	83,050	103,589	108,997	56,842
Accounts payable and accrued expenses	41,306	27,326	32,564	37,999	21,616
Payable for fund shares redeemed	5,337	17,371	0	115,295	11,391

TOTAL LIABILITIES	1,472,498	309,463	475,271	262,291	617,308

NET ASSETS	$74,329,764	$118,605,232	$151,331,785	$155,881,894	$82,857,399

NET ASSETS
Paid-in capital	$134,112,326	$168,630,770	$198,648,856	$220,609,928	$75,665,290
Undistributed net investment income (loss)	778,144	623,840	2,940,069	1,179,740	868,715
Accumulated net realized gain (loss) on investments, futures and foreign currency transactions	(49,012,582)	(21,992,662)	(50,366,083)	(44,042,873)	6,816,546
Net unrealized appreciation (depreciation) of:
Investments	(11,661,848)	(28,656,716)	108,943	(21,859,304)	(493,152)
Futures	(54,438)	0	0	(5,560)	0
Foreign currency contracts and translation	168,162	0	0	(37)	0

NET ASSETS	$74,329,764	$118,605,232	$151,331,785	$155,881,894	$82,857,399

NET ASSET VALUE PER SHARE
Offering and redemption price per share (net assets divided by shares of capital stock outstanding, par value $.001 per share)	$7.28	$13.02	$10.57	$12.60	$11.60
Total shares outstanding at end of period	10,215,853	9,106,609	14,310,799	12,373,824	7,145,185
Cost of investments	$85,169,157	$146,725,161	$151,401,447	$177,573,966	$83,275,454
Cost of foreign currency	$139,443	$—	$—	$—	$—

(a)	Includes approximately $205,644 relating to initial margin requirements for Futures transactions.
(b)	Includes approximatey $182,596 relating to initial margin requirements for Futures transactions.

The accompanying notes are an integral part of the financial statements.

PROTECTIVE INVESTMENT COMPANY

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2002

Global Income Fund
INVESTMENT INCOME
Dividend income	$0
Interest income	2,700,914
Foreign taxes withheld	(4,904)

TOTAL INVESTMENT INCOME	2,696,010
EXPENSES
Investment management fee	623,698
Custodian fees and expenses	156,626
Transfer agent fee	2,016
Audit fee	16,266
Directors fee	3,223
Legal expense	2,413
Printing expense	9,223
Miscellaneous expense	20

Total operating expenses before reimbursement	813,485
Expense reimbursement borne by Protective Investment Advisors	(189,787)
Fees paid indirectly	0

NET EXPENSES	623,698

NET INVESTMENT INCOME	2,072,312

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY AND FUTURES TRANSACTIONS
Net realized gain (loss) on:
Investments	484,944
Futures	(928,923)
Foreign currency transaction	(2,593,963)

Total net realized gain (loss)	(3,037,942)
Change in unrealized appreciation (depreciation) of:
Investments	6,199,857
Futures	(99,831)
Foreign currency translations	(1,683,265)

Total change in unrealized appreciation (depreciation)	4,416,761

NET REALIZED AND UNREALIZED GAIN (LOSS)	1,378,819

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,451,131

The accompanying notes are an integral part of the financial statements.

	International Equity Fund	Capital Growth Fund	Growth and Income Fund	CORE U.S. Equity Fund	Small Cap Value Fund
INVESTMENT INCOME
Dividend income	$1,798,940	$1,817,863	$4,385,825	$2,786,264	$1,553,275
Interest income	12,142	16,193	67,464	2,172	46,483
Foreign taxes withheld	(202,467)	(6,904)	(11,775)	(18,577)	(2,176)

TOTAL INVESTMENT INCOME	1,608,615	1,827,152	4,441,514	2,769,859	1,597,582
EXPENSES
Investment management fee	1,029,318	1,200,802	1,387,401	1,585,630	751,283
Custodian fees and expenses	337,333	57,680	71,878	89,456	84,219
Transfer agent fee	2,016	2,016	2,016	2,016	2,016
Audit fee	20,248	30,431	33,275	37,628	21,772
Directors fee	5,769	9,206	10,298	12,155	5,346
Legal expense	4,096	6,611	7,631	8,623	4,181
Printing expense	13,991	22,006	26,294	31,745	16,243
Miscellaneous expense	20	20	20	6	20

Total operating expenses before reimbursement	1,412,791	1,328,772	1,538,813	1,767,259	885,080
Expense reimbursement borne by Protective Investment Advisors	(383,473)	(123,802)	(42,952)	(169,244)	(76,041)
Fees paid indirectly	0	(4,168)	(108,460)	(12,385)	(57,756)

NET EXPENSES	1,029,318	1,200,802	1,387,401	1,585,630	751,283

NET INVESTMENT INCOME	579,297	626,350	3,054,113	1,184,229	846,299

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY AND FUTURES TRANSACTIONS
Net realized gain (loss) on:
Investments	(15,047,342)	(9,867,013)	(20,124,015)	(24,984,459)	7,216,329
Futures	2,326	0	0	(301,809)	0
Foreign currency transaction	394,192	0	(49)	(65)	0

Total net realized gain (loss)	(14,650,824)	(9,867,013)	(20,124,064)	(25,286,333)	7,216,329
Change in unrealized appreciation (depreciation) of:
Investments	(4,899,340)	(35,251,146)	(4,336,196)	(29,028,473)	(14,407,033)
Futures	(54,438)	0	0	(21,540)	0
Foreign currency translations	(19,761)	0	0	4	0

Total change in unrealized appreciation (depreciation)	(4,973,539)	(35,251,146)	(4,336,196)	(29,050,009)	(14,407,033)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(19,624,363)	(45,118,159)	(24,460,260)	(54,336,342)	(7,190,704)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(19,045,066)	$(44,491,809)	$(21,406,147)	$(53,152,113)	$(6,344,405)

The accompanying notes are an integral part of the financial statements.

PROTECTIVE INVESTMENT COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

	Global Income Fund		International Equity Fund
	Year Ended 12/31/02	Year Ended 12/31/01	Year Ended 12/31/02	Year Ended 12/31/01
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$2,072,312	$2,204,848	$579,297	$763,638
Net realized gain (loss) on investments, futures, and foreign currency related transactions	(3,037,942)	133,263	(14,650,824)	(32,102,272)
Net change in unrealized appreciation (depreciation)	4,416,761	524,868	(4,973,539)	(8,324,809)

Net increase (decrease) in net assets resulting from operations	3,451,131	2,862,979	(19,045,066)	(39,663,443)

Distributions to shareholders:
From net investment income	(3,679,512)	(5,050,328)	(1,155,099)	(945,719)
From net realized gain on investments	0	0	0	(19,313,106)

Net decrease in net assets resulting from distributions	(3,679,512)	(5,050,328)	(1,155,099)	(20,258,825)

Capital stock transactions:
Net proceeds from sales	5,690,237	2,107,966	15,905,288	2,103,082
Net proceeds from reinvestment of distributions	3,679,512	5,050,328	1,155,099	20,258,825
Cost of shares redeemed	(11,153,852)	(8,712,591)	(38,380,695)	(32,903,098)

Net increase (decrease) in net assets from capital stock transactions	(1,784,103)	(1,554,297)	(21,320,308)	(10,541,191)

Total increase (decrease) in net assets	(2,012,484)	(3,741,646)	(41,520,473)	(70,463,459)
Net assets at beginning of period	58,262,084	62,003,730	115,850,237	186,313,696

Net assets at end of period*	$56,249,600	$58,262,084	$74,329,764	$115,850,237

Shares issued and repurchased:
Shares sold	564,853	200,132	2,005,426	184,599
Shares issued to shareholders from reinvestment of distributions	380,945	501,649	159,163	2,044,582
Shares repurchased	(1,101,987)	(823,467)	(4,753,260)	(3,075,756)

Net increase (decrease)	(156,189)	(121,686)	(2,588,671)	(846,575)

*Includes undistributed (overdistributed) net investment income	$(344,335)	$3,119,864	$778,144	$959,755

The accompanying notes are an integral part of the financial statements.

	Capital Growth Fund		Growth and Income Fund		CORE U.S. Equity Fund
	Year Ended 12/31/02	Year Ended 12/31/01	Year Ended 12/31/02	Year Ended 12/31/01	Year Ended 12/31/02	Year Ended 12/31/01
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$626,350	$581,923	$3,054,113	$1,355,646	$1,184,229	$1,304,415
Net realized gain (loss) on investments, futures, and foreign currency related transactions	(9,867,013)	(12,007,575)	(20,124,064)	(22,368,341)	(25,286,333)	(18,611,020)
Net change in unrealized appreciation (depreciation)	(35,251,146)	(25,216,359)	(4,336,196)	(3,582,819)	(29,050,009)	(17,505,382)

Net increase (decrease) in net assets resulting from operations	(44,491,809)	(36,642,011)	(21,406,147)	(24,595,514)	(53,152,113)	(34,811,987)

Distributions to shareholders:
From net investment income	(581,926)	(660,641)	(1,346,609)	(1,258,721)	(1,303,201)	(2,449,853)
From net realized gain on investments	0	(23,194,543)	0	0	0	(36,967,973)

Net decrease in net assets resulting from distributions	(581,926)	(23,855,184)	(1,346,609)	(1,258,721)	(1,303,201)	(39,417,826)

Capital stock transactions:
Net proceeds from sales	1,995,161	2,876,138	2,303,699	1,610,480	2,732,927	2,710,257
Net proceeds from reinvestment of distributions	581,926	23,855,184	1,346,609	1,258,721	1,303,201	39,417,826
Cost of shares redeemed	(29,354,645)	(33,631,939)	(30,090,805)	(42,906,017)	(43,586,848)	(41,269,995)

Net increase (decrease) in net assets from capital stock transactions	(26,777,558)	(6,900,617)	(26,440,497)	(40,036,816)	(39,550,720)	858,088

Total increase (decrease) in net assets	(71,851,293)	(67,397,812)	(49,193,253)	(65,891,051)	(94,006,034)	(73,371,725)
Net assets at beginning of period	190,456,525	257,854,337	200,525,038	266,416,089	249,887,928	323,259,653

Net assets at end of period*	$118,605,232	$190,456,525	$151,331,785	$200,525,038	$155,881,894	$249,887,928

Shares issued and repurchased:
Shares sold	134,561	143,198	209,202	131,779	198,026	146,936
Shares issued to shareholders from reinvestment of distributions	46,404	1,290,691	132,733	101,442	107,292	2,292,648
Shares repurchased	(2,073,032)	(1,796,020)	(2,704,079)	(3,503,831)	(3,161,021)	(2,294,847)

Net increase (decrease)	(1,892,067)	(362,131)	(2,362,144)	(3,270,610)	(2,855,703)	144,737

*Includes undistributed (overdistributed) net investment income	$623,840	$581,917	$2,940,069	$1,346,607	$1,179,740	$1,304,376

The accompanying notes are an integral part of the financial statements.

	Small Cap Value Fund
	Year Ended 12/31/02	Year Ended 12/31/01
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$846,299	$1,165,100
Net realized gain (loss) on investments, futures, and foreign currency related transactions	7,216,329	11,330,246
Net change in unrealized appreciation (depreciation)	(14,407,033)	5,604,585

Net increase (decrease) in net assets resulting from operations	(6,344,405)	18,099,931

Distributions to shareholders:
From net investment income	(1,010,022)	(876,327)
From net realized gain on investments	(7,317,617)	0

Net decrease in net assets resulting from distributions	(8,327,639)	(876,327)

Capital stock transactions:
Net proceeds from sales	5,366,175	2,084,105
Net proceeds from reinvestment of distributions	8,327,639	876,327
Cost of shares redeemed	(13,462,245)	(12,701,761)

Net increase (decrease) in net assets from capital stock transactions	231,569	(9,741,329)

Total increase (decrease) in net assets	(14,440,475)	7,482,275
Net assets at beginning of period	97,297,874	89,815,599

Net assets at end of period*	$82,857,399	$97,297,874

Shares issued and repurchased:
Shares sold	395,473	164,705
Shares issued to shareholders from reinvestment of distributions	726,009	65,132
Shares repurchased	(1,045,234)	(1,027,824)

Net increase (decrease)	76,248	(797,987)

*Includes undistributed (overdistributed) net investment income	$868,715	$1,172,766

The accompanying notes are an integral part of the financial statements.

PROTECTIVE INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout each period

	Year Ended
Global Income Fund	12/31/02	12/31/01		12/31/00	12/31/99	12/31/98
Net asset value, beginning of period	$10.19	$10.62		$10.48	$10.65	$10.13

Income (loss) from investment operations:
Net investment income	0.37 *	0.39	*(b)	0.46 *	0.50	0.43
Net realized and unrealized gain (loss)	0.24	0.11		0.45	(0.62)	0.63

Total from investment operations	0.61	0.50		0.91	(0.12)	1.06

Less Distributions:
From net investment income	(0.69)	(0.93)		(0.77)	0.00	(0.26)
From net realized gain	0.00	0.00		0.00	(0.05)	(0.28)

Total distributions	(0.69)	(0.93)		(0.77)	(0.05)	(0.54)

Net asset value, end of period	$10.11	$10.19		$10.62	$10.48	$10.65

Total Return (a)	6.31%	4.79%		9.00%	(1.20)%	10.40%
Ratios & Supplemental Data
Net Assets, end of period (000's)	$56,250	$58,262		$62,004	$63,817	$62,763
Ratios to average net assets:
Expenses net of all reductions	1.10%	1.10%		1.10%	1.10%	1.10%
Expenses net of voluntary reimbursements, gross of directed brokerage credits	1.10%	1.10%		1.10%	1.10%	1.10%
Gross expenses	1.43%	1.35%		1.30%	1.29%	1.28%
Net investment income	3.65%	3.64	%(b)	4.38%	4.24%	4.71%
Portfolio Turnover Rate	118%	222%		178%	189%	194%
	Year Ended
International Equity Fund	12/31/02	12/31/01	12/31/00	12/31/99	12/31/98
Net asset value, beginning of period	$9.05	$13.65	$18.68	$14.31	$12.45

Income (loss) from investment operations:
Net investment income (loss)	0.11	0.06	0.08	0.18	(0.02)
Net realized and unrealized gain (loss)	(1.77)	(2.99)	(2.48)	4.48	2.59

Total from investment operations	(1.66)	(2.93)	(2.40)	4.66	2.57

Less Distributions:
From net investment income	(0.11)	(0.08)	(0.24)	(0.05)	(0.01)
From net realized gain	0.00	(1.59)	(2.39)	(0.24)	(0.70)

Total distributions	(0.11)	(1.67)	(2.63)	(0.29)	(0.71)

Net asset value, end of period	$7.28	$9.05	$13.65	$18.68	$14.31

Total Return (a)	(18.39)%	(22.56)%	(14.06)%	33.11%	20.65%
Ratios & Supplemental Data
Net Assets, end of period (000's)	$74,330	$115,850	$186,314	$224,935	$174,985
Ratios to average net assets:
Expenses net of all reductions	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses net of voluntary reimbursements, gross of directed brokerage credits	1.10%	1.10%	1.10%	1.10%	1.10%
Gross expenses	1.51%	1.37%	1.35%	1.33%	1.39%
Net investment income	0.62%	0.54%	0.37%	0.47%	0.37%
Portfolio Turnover Rate	90%	63%	82%	91%	79%

*	Calculated based on average shares outstanding during the period.
(a)	Total return is calculated assuming a purchase of shares at net asset value per share on the last day of the prior fiscal period and a sale at the net asset value per share on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund. Total return would have been lower had Protective Investment Advisors, Inc. not reimbursed certain Fund expenses.
(b)	The fund was required to start amortizing premiums on debt securities. The effect of this change on net investment income per share was a decrease of $0.04 per share. The effect to the ratio of net income to average net assets was a decrease of 0.38%.

The accompanying notes are an integral part of the financial statements.

	Year Ended
Capital Growth Fund	12/31/02	12/31/01	12/31/00	12/31/99	12/31/98
Net asset value, beginning of period	$17.32	$22.70	$26.29	$20.87	$15.82

Income (loss) from investment operations:
Net investment income	0.08	0.06	0.06	0.03	0.08
Net realized and unrealized gain (loss)	(4.32)	(3.19)	(1.82)	5.69	5.42

Total from investment operations	(4.24)	(3.13)	(1.76)	5.72	5.50

Less Distributions:
From net investment income	(0.06)	(0.06)	(0.02)	0.00	(0.08)
From net realized gain	0.00	(2.19)	(1.81)	(0.30)	(0.37)

Total distributions	(0.06)	(2.25)	(1.83)	(0.30)	(0.45)

Net asset value, end of period	$13.02	$17.32	$22.70	$26.29	$20.87

Total Return (a)	(24.47)%	(14.43)%	(7.26)%	27.76%	34.76%
Ratios & Supplemental Data
Net Assets, end of period (000's)	$118,605	$190,457	$257,854	$268,155	$155,149
Ratios to average net assets:
Expenses net of all reductions	0.80%	0.80%	0.80%	0.80%	0.80%
Expenses net of voluntary reimbursements, gross of directed brokerage credits.	0.80%	0.80%	0.80%	0.80%	0.80%
Gross expenses	0.89%	0.86%	0.86%	0.85%	0.86%
Net investment income	0.42%	0.27%	0.24%	0.12%	0.54%
Portfolio Turnover Rate	8%	15%	33%	38%	28%
	Year Ended
Growth and Income Fund	12/31/02	12/31/01	12/31/00	12/31/99	12/31/98
Net asset value, beginning of period	$12.03	$13.36	$14.72	$14.07	$15.76

Income (loss) from investment operations:
Net investment income	0.21	0.09	0.10	0.22	0.19
Net realized and unrealized gain (loss)	(1.58)	(1.35)	(0.91)	0.62	(0.65)

Total from investment operations	(1.37)	(1.26)	(0.81)	0.84	(0.46)

Less Distributions:
From net investment income	(0.09)	(0.07)	(0.25)	(0.01)	(0.18)
From net realized gain	0.00	0.00	(0.30)	(0.18)	(1.05)

Total distributions	(0.09)	(0.07)	(0.55)	(0.19)	(1.23)

Net asset value, end of period	$10.57	$12.03	$13.36	$14.72	$14.07

Total Return (a)	(11.36)%	(9.46)%	(5.67)%	5.99%	(2.92)%
Ratios & Supplemental Data
Net Assets, end of period (000's)	$151,332	$200,525	$266,416	$346,481	$388,290
Ratios to average net assets:
Expenses net of all reductions	0.80%	0.80%	0.80%	0.80%	0.80%
Expenses net of voluntary reimbursements, gross of directed brokerage credits	0.86%	0.82%	0.80%	0.80%	0.80%
Gross expenses	0.89%	0.87%	0.85%	0.86%	0.85%
Net investment income	1.76%	0.61%	0.42%	1.41%	1.25%
Portfolio Turnover Rate	86%	42%	73%	116%	116%

(a)	Total return is calculated assuming a purchase of shares at net asset value per share on the last day of the prior fiscal period and a sale at the net asset value per share on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund. Total return would have been lower had Protective Investment Advisors, Inc. not reimbursed certain Fund expenses.

The accompanying notes are an integral part of the financial statements.

	Year Ended
CORE U.S. Equity Fund	12/31/02	12/31/01	12/31/00	12/31/99	12/31/98
Net asset value, beginning of period	$16.41	$21.43	$27.14	$22.16	$18.41

Income (loss) from investment operations:
Net investment income	0.11	0.10	0.16	0.11	0.13
Net realized and unrealized gain (loss)	(3.82)	(2.32)	(2.65)	4.97	3.98

Total from investment operations	(3.71)	(2.22)	(2.49)	5.08	4.11

Less Distributions:
From net investment income	(0.10)	(0.17)	(0.11)	0.00	(0.13)
From net realized gain	0.00	(2.63)	(3.11)	(0.10)	(0.23)

Total distributions	(0.10)	(2.80)	(3.22)	(0.10)	(0.36)

Net asset value, end of period	$12.60	$16.41	$21.43	$27.14	$22.16

Total Return (a)	(22.60)%	(10.93)%	(10.14)%	23.02%	22.33%
Ratios & Supplemental Data
Net Assets, end of period (000's)	$155,882	$249,888	$323,260	$371,539	$262,994
Ratios to average net assets:
Expenses net of all reductions	0.80%	0.80%	0.80%	0.80%	0.80%
Expenses net of voluntary reimbursements, gross of directed brokerage credits	0.81%	0.80%	0.80%	0.80%	0.80%
Gross expenses	0.89%	0.87%	0.86%	0.85%	0.85%
Net investment income	0.60%	0.47%	0.68%	0.50%	0.71%
Portfolio Turnover Rate	75%	69%	54%	55%	48%
	Year Ended
Small Cap Value Fund	12/31/02	12/31/01	12/31/00	12/31/99	12/31/98
Net asset value, beginning of period	$13.76	$11.42	$8.68	$8.66	$11.73

Income (loss) from investment operations:
Net investment income	0.11	0.17	0.13	0.05	0.05
Net realized and unrealized gain (loss)	(1.03)	2.29	2.67	(0.03)	(1.89)

Total from investment operations	(0.92)	2.46	2.80	0.02	(1.84)

Less Distributions:
From net investment income	(0.15)	(0.12)	(0.06)	0.00	(0.05)
From net realized gain	(1.09)	0.00	0.00	0.00	(1.18)

Total distributions	(1.24)	(0.12)	(0.06)	0.00	(1.23)

Net asset value, end of period	$11.60	$13.76	$11.42	$8.68	$8.66

Total Return (a)	(6.59)%	21.66%	32.27%	0.24%	(15.32)%
Ratios & Supplemental Data
Net Assets, end of period (000's)	$82,857	$97,298	$89,816	$81,213	$99,791
Ratios to average net assets:
Expenses net of all reductions	0.80%	0.80%	0.80%	0.80%	0.80%
Expenses net of voluntary reimbursements, gross of directed brokerage credits	0.86%	0.86%	0.80%	0.80%	0.80%
Gross expenses	0.94%	0.91%	0.88%	0.90%	0.89%
Net investment income	0.90%	1.25%	1.11%	0.52%	0.45%
Portfolio Turnover Rate	73%	76%	85%	87%	96%

(a)	Total return is calculated assuming a purchase of shares at net asset value per share on the last day of the prior fiscal period and a sale at the net asset value per share on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund. Total return would have been lower had Protective Investment Advisors, Inc. not reimbursed certain Fund expenses.

The accompanying notes are an integral part of the financial statements.

PROTECTIVE INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

December 31, 2002

NOTE A — ORGANIZATION

Protective Investment Company (the "Company") was incorporated in the State of Maryland on September 2, 1993 as an open-end investment management company. The Company offers six separately managed pools of assets which have differing investment objectives and policies. The Company currently issues shares in six funds: Global Income Fund, International Equity Fund, Capital Growth Fund, Growth and Income Fund, CORE U.S. Equity Fund, and Small Cap Value Fund (individually a "Fund" and collectively the "Funds"). The Company commenced investment operations on March 14, 1994.

The Company offers the shares of each Fund to separate accounts of Protective Life and Protective Life and Annuity Insurance Company as funding vehicles for certain variable annuity and variable life contracts issued by Protective Life and Protective Life and Annuity Insurance Company through separate accounts.

NOTE B — SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Company.

Valuation of Investments  --  The Company's portfolio securities traded on a national securities exchange are valued at the last sale price, or, if no sale occurs, at the closing bid price. Portfolio securities traded over-the-counter are valued at the last sale price, or, if no sale occurs, at the last bid price. Debt securities with a remaining maturity of 61 days or more are valued on the basis of dealer-supplied quotations or by a pricing service selected by Protective Investment Advisors, Inc. ("PIA" or the "Investment Manager") a wholly owned subsidiary of Protective Life Corporation or by Goldman Sachs Asset Management and Goldman Sachs Asset Management International, investment advisers to the Company (the "Advisers"), and approved by the board of directors of the Company. Short-term securities with a remaining maturity of 60 days or less are valued at their amortized cost, which approximates fair value. Options and futures contracts are valued at the last sale price or the last bid price on the exchange where such options or futures contracts are principally traded. Options traded over-the-counter are valued based upon prices provided by market makers in such securities. Securities for which current market quotations are unavailable or for which quotations are not deemed by the Investment Manager to be representative of market values are valued at fair value as determined in good faith pursuant to procedures established by the board of directors. Developments that could affect the values of portfolio securities that occur between the close of foreign markets and the time the net asset value ("NAV") of each Fund is determined (normally 4 p.m. New York time) generally will not be reflected in the Funds' NAVs. However, if the Investment Manager determines that such developments are so significant that they are likely to materially affect the value of a Fund's securities, the Investment Manager may adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the time the NAV of each Fund is determined.

Foreign Securities  --  Foreign securities traded on a recognized securities exchange are valued at the last sale price in the principal market where they are traded, or, if closing prices are unavailable, at the closing bid price. Foreign portfolio securities prices are furnished by quotation services expressed in the local currency's value and are translated into U.S. dollars at the current rate of exchange.

There are certain additional risks involved in investing in foreign securities that are not inherent in investments of domestic securities. Those risks may involve adverse political and economic developments including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

Repurchase Agreements  --  The Funds may enter into repurchase agreements under which a Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities at a mutually agreed upon date and price. In connection with transactions in repurchase agreements, the Company's custodian takes possession of the underlying collateral securities, the fair value of which is at least equal to the principal amount, including interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to delay due to legal proceedings and the Fund may suffer a loss.

Investment Transactions  --  Investment security transactions are recorded on trade date. Realized gains and losses from security transactions are determined on the basis of identified cost.

Investment Income  --  Dividend income is recorded on the ex-dividend date, or, in the case of dividend income on foreign securities, on the ex-dividend date or when the Fund becomes aware of its declaration, net of foreign withholding taxes where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

Foreign Currency Translation  --  The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rate of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain or loss from investments. Net realized exchange gains (losses) from foreign currency transactions represent net realized exchange gains (losses) from forward foreign currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of net investment income recorded on the Funds' accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

Forward Currency Contracts  --  The Funds may enter into forward contracts in connection with planned purchases and sales of securities, to hedge specific receivables or payables against changes in future exchange rates and to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. The International Equity and Global Income Funds also may use the contracts to seek to increase total return when the Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the Funds' portfolios. A forward foreign currency contract ("Forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily and the change in the market value is recorded by the Funds as an unrealized gain or loss. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds on each day and the resulting net unrealized appreciation, depreciation and related net receivable or payable amounts are determined by using forward currency exchange rates supplied by a quotation service. A Forward may be closed prior to the contractual settlement date by entering into an offsetting position in the same currency with the same settlement terms. The unrealized gain or loss resulting from the offsetting transaction is not realized until the contractual settlement date. On the contractual settlement date the Fund recognizes a realized gain or loss equal to the difference between the value of the Forward when entered into and the value of the Forward on the contractual settlement date. Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Futures Contracts  --  In order to gain exposure to or protect against declines in security values, the Funds may enter into long and short futures contracts. The Funds may also buy or write put or call options on these futures contracts. A Fund generally shorts futures contracts to hedge against declines in the value of portfolio securities. A Fund may also enter into long futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying securities. The Funds segregate assets to cover their respective commitments under such futures contracts. Upon entering into a futures contract, a Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Funds recognize a realized gain or loss when the contract is closed. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market, that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities, or that the counterparty will fail to perform its obligations.

Expenses  --  The Company's expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated on the basis of relative average net assets, or otherwise allocated among the Funds as the board of directors may direct or approve.

Distributions  --  Distributions from net investment income and net realized gains, if any, are declared and distributed annually. Distributions are recorded on the ex-dividend date.

Federal Income Taxes  --  Each Fund of the Company is treated as a separate entity for federal tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute all of their taxable income, including realized capital gains.

Income distributions and capital gains distributions of a Fund are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for futures, foreign currency transactions and losses deferred due to wash sales. Any permanent book and tax basis differences at fiscal year-end have been reclassified to paid-in capital to reflect the tax characterization.

The tax character of distributions paid during 2002 and 2001 was as follows:

	Ordinary Income		Long-Term Capital Gain
Portfolio	2002	2001	2002	2001
Global Income	$3,679,512	$5,050,328	$0	$0
International Equity	1,155,099	7,320,229	0	12,938,596
Capital Growth	581,926	5,445,279	0	18,409,905
Growth and Income	1,346,609	1,258,721	0	0
CORE U.S. Equity	1,303,201	4,800,814	0	34,617,012
Small Cap Value	2,371,658	876,327	5,955,981	0

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Net Realized Loss	Net Unrealized Appreciation/ (Depreciation)
Global Income	$0	$0	$(3,405,083)	$5,014,203
International Equity	906,891	0	(45,092,989)	(13,720,752)
Capital Growth	623,840	0	(21,196,507)	(28,662,391)
Growth and Income	2,772,752	0	(49,267,865)	12,713
CORE U.S. Equity	1,173,964	0	(38,271,639)	(23,087,702)
Small Cap Value	1,596,558	7,589,843	0	(834,531)

At December 31, 2002, the following Funds have available for federal income tax purposes unused realized capital losses which can be used to offset future realized capital gains:

	Expires December 31, 2007	Expires December 31, 2008	Expires December 31, 2009	Expires December 31, 2010
Global Income	$1,320,487	$696,923	$0	$1,387,673
International Equity	0	0	22,661,720	22,431,269
Capital Growth	0	0	9,701,550	11,494,957
Growth and Income	0	4,881,995	16,526,257	27,859,613
CORE U.S. Equity	0	0	11,272,273	26,999,366

Under current tax law, certain capital and currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax period ended December 31, 2002 the Global Income Fund, the International Equity Fund, the Capital Growth Fund, the Growth and Income Fund, the CORE U.S. Equity Fund, and the Small Cap Value Fund elected to defer net capital and currency losses arising between November 1, 2002 and December 31, 2002 of $1,385,037, $1,863,325, $790,480, $834,671, $4,542,620 and $1,159,761, respectively.

NOTE C — AGREEMENTS AND FEES

The Company has entered into an investment management agreement with the Investment Manager, under which the Company agrees to pay for business management and administrative services furnished by the Investment Manager. For its services to the Company, the Investment Manager receives a monthly management fee based on the average daily net assets of each Fund at the following annual rates: Global Income Fund, 1.10%; International Equity Fund, 1.10%; Capital Growth Fund, 0.80%; Growth and Income Fund, 0.80%; CORE U.S. Equity Fund, 0.80%; and Small Cap Value Fund, 0.80%.

In order to limit expenses, the Investment Manager has voluntarily undertaken to pay certain operating expenses of the Company or of any Fund to the extent that such expenses (excluding expenses paid under brokerage arrangements, brokerage commissions, taxes or other portfolio transaction expenses or expenses of litigation, indemnification, or other extraordinary expenses, as accrued for each Fund) exceed the following percentages of that Fund's average daily net assets on an annualized basis: Global Income Fund, 1.10%; International Equity Fund, 1.10%; Capital Growth Fund, 0.80%; Growth and Income Fund, 0.80%; CORE U.S. Equity Fund, 0.80%; and Small Cap Value Fund, 0.80%. During the period ended December 31, 2002, the amount of such expenses assumed by the Investment Manager for the Global Income Fund, the International Equity Fund, the Capital Growth Fund, the Growth and Income Fund, the CORE U.S. Equity Fund and the Small Cap Value Fund were $189,787, $383,473, $123,802, $42,952, $169,244 and $76,041, respectively. The Investment Manager may terminate its obligations to pay such expenses upon 120 days notice to the Company.

Fees Paid Indirectly  --  Protective Investment Company has entered into a directed brokerage agreement with Lynch Jones. Under the agreement, Lynch Jones will pay the Funds a percentage of commissions generated. During the period ended December 31, 2002, these payments amounted to $0, $0, $4,168, $108,460, $12,385, and $57,756 for the Global Income Fund, the International Equity Fund, the Capital Growth Fund, the Growth and Income Fund, the CORE U.S. Equity Fund and the Small Cap Value Fund, respectively, and were used to offset Fund expenses.

Goldman Sachs Asset Management acts as the investment adviser of Capital Growth Fund, Growth and Income Fund, CORE U.S. Equity Fund and Small Cap Value Fund. Goldman Sachs Asset Management-International acts as the investment adviser to Global Income Fund and International Equity Fund. Each Adviser has entered into an investment advisory agreement with the Investment Manager under which the Adviser manages the investment portfolios of the Fund of which it is Adviser. As compensation for their services, the Advisers receive a monthly fee from the Investment Manager based on the average daily net assets of each Fund at the following annual rates: Global Income Fund and International Equity Fund, 0.40% of the first $100 million, 0.30% of the next $100 million, and 0.25% of assets in excess of $200 million; Capital Growth Fund, Growth and Income Fund, CORE U.S. Equity Fund and Small Cap Value Fund, 0.40% of the first $100 million, 0.30% of the next $100 million, and 0.20% of assets in excess of $200 million.

Directors of the Company who are not interested persons receive an annual fee of $5,000 and $2,500 for each meeting attended.

NOTE D — INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investments, excluding short-term securities, for the period ended December 31, 2002, were as follows:

	Non-U.S. Government Purchases	U.S. Government Purchases	Non-U.S. Government Sales	U.S. Government Sales
Global Income Fund	$48,343,926	$15,488,194	$50,573,541	$21,995,116
International Equity Fund	82,974,264	0	105,303,891	0
Capital Growth Fund	11,529,523	0	37,172,534	684,005
Growth and Income Fund	146,866,164	279,875	168,920,827	697,412
CORE U.S. Equity Fund	148,750,177	0	184,082,220	3,496,287
Small Cap Value Fund	65,406,278	1,214,323	71,990,600	524,460

The identified cost of investments in securities owned by each Fund for federal income tax purposes and their respective gross unrealized appreciation and depreciation at December 31, 2002 were as follows:

		Gross Unrealized		Net Unrealized Appreciation (Depreciation)
	Identified Cost	Appreciation	(Depreciation)
Global Income Fund	$51,171,736	$5,039,666	$(25,463)	$5,014,203
International Equity Fund	87,228,061	1,361,944	(15,082,696)	(13,720,752)
Capital Growth Fund	146,730,836	10,572,442	(39,234,833)	(28,662,391)
Growth and Income Fund	151,497,677	8,762,354	(8,749,641)	12,713
CORE U.S. Equity Fund	178,802,364	5,564,189	(28,651,891)	(23,087,702)
Small Cap Value Fund	83,616,833	8,139,100	(8,973,631)	(834,531)

For the period ended December 31, 2002, the Funds' Advisers, earned approximately $8,594, $3,654, $0, $4,000, $1,260 and $2,376 of brokerage commissions, respectively, from portfolio transactions (including futures transactions) executed on behalf of the Global Income Fund, International Equity Fund, Capital Growth Fund, Growth and Income Fund, CORE U.S. Equity Fund, and Small Cap Value Fund, respectively.

NOTE E — SHAREHOLDER TRANSACTIONS

The authorized capital stock of the Company consists of 1 billion shares, par value $.001 per share. 600 million of the authorized shares have been divided into, and may be issued in, six designated funds as follows: Global Income Fund, 100 million shares; International Equity Fund, 100 million shares; Capital Growth Fund, 100 million shares; Growth and Income Fund, 100 million shares; CORE U.S. Equity Fund, 100 million shares and Small Cap Value Fund, 100 million shares.

NOTE F — FORWARD FOREIGN CURRENCY CONTRACTS

At December 31, 2002, outstanding forward exchange currency contracts, which contractually obligate the Fund to deliver currencies at a specified date, were as follows:

GLOBAL INCOME FUND Foreign Currency Purchase Contracts	U.S. $ Cost on Origination Date	12/31/02 U.S. $ Value	Unrealized Appreciation (Depreciation)
AUD, expiring 01/17/03 (4 contracts)	$3,148,754	$3,220,460	$71,706
AUD, expiring 01/17/03	518,000	517,276	(724)
BRL, expiring 01/21/03	261,000	263,707	2,707
BRL, expiring 01/23/03	261,000	255,060	(5,940)
BRL, expiring 02/04/03	30,574	30,560	(14)
CAD, expiring 01/17/03 (3 contracts)	1,564,000	1,552,087	(11,913)
CAD, expiring 01/17/03	525,000	527,122	2,122
CHF, expiring 01/17/03 (5 contracts)	4,176,000	4,464,180	288,180
CLP, expiring 01/16/03	262,000	252,127	(9,873)
CZK, expiring 01/17/03	19,975	20,621	646
DKK, expiring 01/17/03	2,306,765	2,456,622	149,857
EUR, expiring 01/17/03 (7 contracts)	3,110,971	3,258,770	147,799
GBP, expiring 01/17/03 (5 contracts)	2,608,000	2,694,332	86,332
HUF, expiring 01/16/03	321,048	328,457	7,409
HUF, expiring 01/17/03 (4 contracts)	1,310,000	1,428,643	118,643
ILS, expiring 01/17/03 (3 contracts)	515,348	508,797	(6,551)
ILS, expiring 01/17/03	537,929	545,986	8,057
JPY, expiring 01/17/03 (10 contracts)	5,113,400	5,265,239	151,839
KRW, expiring 01/17/03	500,906	523,389	22,483
MXN, expiring 01/17/03 (2 contracts)	534,507	522,939	(11,568)
NOK, expiring 01/17/03 (6 contracts)	5,243,494	5,599,596	356,102
PLN, expiring 01/17/03 (6 contracts)	1,829,721	1,971,581	141,860
SEK, expiring 01/17/03 (3 contracts)	4,336,101	4,593,774	257,673
SGD, expiring 01/17/03 (4 contracts)	1,313,683	1,357,253	43,570
THB, expiring 01/17/03 (2 contracts)	796,684	806,631	9,947
TWD, expiring 01/17/03	535,025	535,134	109
ZAR, expiring 01/17/03 (5 contracts)	1,051,401	1,167,056	115,655

	42,731,286	44,667,399	1,936,113

Foreign Currency Sale Contracts	U.S. $ Cost on Origination Date	12/31/02 U.S. $ Value	Unrealized Appreciation (Depreciation)
AUD, expiring 01/17/03 (2 contracts)	$1,574,000	$1,592,355	$(18,355)
BRL, expiring 02/04/03	30,000	30,560	(560)
CAD, expiring 01/17/03 (2 contracts)	2,933,006	2,957,216	(24,210)
CAD, expiring 01/17/03 (2 contracts)	783,000	778,581	4,419
CAD, expiring 03/19/03	2,259,128	2,228,899	30,229
CHF, expiring 01/17/03 (5 contracts)	7,441,498	7,927,440	(485,942)
CZK, expiring 01/17/03	128,283	134,608	(6,325)
DKK, expiring 01/17/03	2,277,089	2,455,814	(178,725)
EUR, expiring 01/17/03 (8 contracts)	6,683,075	7,091,687	(408,612)
EUR, expiring 01/24/03 (3 contracts)	17,592,022	18,424,242	(832,220)
GBP, expiring 01/17/03 (3 contracts)	1,563,000	1,611,978	(48,978)
GBP, expiring 01/23/03	2,855,025	2,930,108	(75,083)
HKD, expiring 08/15/03	2,175,579	2,174,527	1,052
HUF, expiring 01/16/03	290,312	303,740	(13,428)
HUF, expiring 01/17/03 (5 contracts)	652,482	739,192	(86,710)
ILS, expiring 01/17/03 (2 contracts)	526,000	545,986	(19,986)
ILS, expiring 01/17/03 (2 contracts)	513,718	508,796	4,922
JPY, expiring 01/06/03	34,224	34,584	(360)
JPY, expiring 01/17/03 (5 contracts)	4,085,509	4,254,695	(169,186)
JPY, expiring 01/31/03 (2 contracts)	5,935,870	6,114,703	(178,833)
KRW, expiring 01/17/03	494,689	523,390	(28,701)
MXN, expiring 01/17/03 (6 contracts)	1,310,000	1,297,842	12,158
NOK, expiring 01/17/03 (5 contracts)	3,133,000	3,350,256	(217,256)
PLN, expiring 01/17/03 (6 contracts)	1,429,299	1,528,304	(99,005)
PLN, expiring 01/29/03 (2 contracts)	1,757,060	1,837,216	(80,156)
SEK, expiring 01/17/03 (4 contracts)	1,695,000	1,788,376	(93,376)
SEK, expiring 03/18/03	1,880,278	1,932,148	(51,870)
SGD, expiring 01/17/03 (5 contracts)	2,365,302	2,425,011	(59,709)
THB, expiring 01/17/03 (3 contracts)	1,030,214	1,044,805	(14,591)
THB, expiring 01/20/03	71,000	72,041	(1,041)
TWD, expiring 01/17/03 (2 contracts)	963,981	971,708	(7,727)
ZAR, expiring 01/17/03 (5 contracts)	1,081,158	1,167,057	(85,899)
ZAR, expiring 03/11/03	597,764	638,501	(40,737)

	78,141,565	81,416,366	(3,274,801)

Forward Cross Currency Contracts

Settlement Date	Deliver/Units of Currency		Receive/In Exchange For		Unrealized Appreciation (Depreciation)
01/17/03	PLN	186,529	EUR	47,000	$667
01/17/03	PLN	276,850	EUR	69,653	880
01/17/03	PLN	329,189	EUR	82,000	186
01/17/03	PLN	364,000	EUR	90,215	(273)
01/17/03	EUR	130,000	PLN	527,059	1,054
01/17/03	EUR	130,000	PLN	520,624	(623)
01/17/03	EUR	133,986	CZK	4,055,210	(5,797)
01/17/03	HUF	48,490,390	EUR	194,280	(11,222)
01/17/03	HUF	50,531,516	EUR	201,750	(12,436)
01/17/03	EUR	253,000	CZK	7,735,096	(8,364)
01/17/03	PLN	1,006,535	EUR	253,000	2,952
01/17/03	CZK	8,264,088	EUR	266,000	4,428
01/17/03	CZK	8,205,302	EUR	266,000	6,379
01/17/03	EUR	266,000	PLN	1,070,171	0
01/17/03	EUR	264,000	CZK	8,113,063	(7,345)
01/17/03	EUR	266,000	HUF	64,997,000	9,190
01/17/03	HUF	69,518,800	EUR	290,000	(4,071)
01/17/03	CZK	16,261,814	EUR	522,000	7,218
01/17/03	EUR	522,000	SKK	21,919,041	5,609
01/17/03	EUR	528,635	HUF	131,202,000	27,257
01/17/03	CZK	16,304,002	EUR	523,000	6,866
01/17/03	EUR	523,000	SKK	22,073,738	2,223

					24,778

Net unrealized depreciation					$(1,313,910)

INTERNATIONAL EQUITY FUND Foreign Currency Purchase Contracts	U.S. $ Cost on Origination Date	12/31/02 U.S. $ Value	Unrealized Appreciation (Depreciation)
AUD, expiring 01/16/03	$3,314,439	$3,344,762	$30,323
AUD, expiring 01/17/03	1,891,172	1,960,307	69,135
CAD, expiring 01/17/03	1,906,582	1,917,889	11,307
CHF, expiring 01/17/03 (2 contracts)	4,319,649	4,601,415	281,766
DKK, expiring 01/24/03	530,724	572,379	41,655
EUR, expiring 01/17/03	1,924,203	2,047,347	123,144
EUR, expiring 01/24/03 (3 contracts)	2,643,536	2,775,637	132,101
GBP, expiring 01/17/03	482,354	497,483	15,129
GBP, expiring 01/23/03 (2 contracts)	1,682,187	1,722,557	40,370
HKD, expiring 03/11/03	1,076,247	1,076,352	105
JPY, expiring 01/17/03	469,376	488,125	18,749
JPY, expiring 01/31/03 (3 contracts)	2,507,191	2,591,558	84,367
NOK, expiring 01/17/03	3,359,169	3,627,332	268,163
NOK, expiring 01/30/03	447,809	478,925	31,116
NZD, expiring 01/16/03	173,453	182,366	8,913
SEK, expiring 01/17/03	1,923,732	2,049,668	125,936
SGD, expiring 01/27/03	102,048	103,729	1,681

	28,753,871	30,037,831	1,283,960
Foreign Currency Sale Contracts
AUD, expiring 01/17/03	1,889,776	1,960,307	(70,531)
CAD, expiring 01/17/03	1,900,356	1,917,889	(17,533)
CHF, expiring 01/17/03 (2 contracts)	5,631,525	5,988,097	(356,572)
EUR, expiring 01/17/03	1,906,463	2,047,347	(140,884)
EUR, expiring 01/24/03	523,616	548,653	(25,037)
GBP, expiring 01/17/03	480,869	497,483	(16,614)
GBP, expiring 01/23/03 (7 contracts)	2,512,136	2,572,293	(60,157)
GBP, expiring 01/23/03	382,910	381,977	933
JPY, expiring 01/17/03	470,075	488,125	(18,050)
JPY, expiring 01/31/03 (3 contracts)	1,136,504	1,184,492	(47,988)
MXN, expiring 03/20/03	1,820,307	1,798,535	21,772
NOK, expiring 01/17/03	3,375,039	3,627,332	(252,293)
SEK, expiring 01/17/03	1,923,317	2,049,668	(126,351)
SEK, expiring 03/18/03	184,940	190,042	(5,102)
SGD, expiring 01/27/03	1,351,039	1,383,351	(32,312)

	25,488,872	26,635,591	(1,146,719)

Net unrealized appreciation			$137,241

NOTE G — CONTINGENT LIABILITY

In 2002, the Funds received letters from the State of Alabama (the "State") noting that the Funds had not filed tax returns in the State for 1998. The letters instructed the Funds to either 1) pay the amounts set forth in the letters of approximately $1.4 million on the Funds' 1998 earnings, 2) submit returns for the correct liability, or 3) provide information supporting why the Funds are not taxable in the State. Management believes that the Funds are not subject to tax in the State for numerous reasons and, therefore, is vigorously resisting this attempt by the State to impose taxes on the Funds. There is the possibility that an unfavorable resolution of this issue could result in the Funds incurring taxes, which could adversely affect their performance. However, the outcome of these events is uncertain and the amount of taxes, if any, that could be incurred by the Funds is not currently estimable.

Glossary of Terms
AUD — Australian Dollar
BRL — Brazilian Real
CAD — Canadian Dollar
CHF — Swiss Franc
CLP — Chilean Peso
CZK — Czech Koruna
DEM — Deutsche Mark
DKK — Danish Krona
EUR — Euro
GBP — Pound Sterling
HKD — Hong Kong Dollar
HUF — Hungarian Forint
ILS — Israeli Shekel
JPY — Japanese Yen
KRW — South Korean Won
MXN — Mexican Peso
NOK — Norwegian Krona
NZD — New Zealand Dollar
PLN — Polish Zloty
SEK — Swedish Krona
SGD — Singapore Dollar
SKK — Slovakian Koruna
THB — Thailand Baht
TWD — Taiwan Dollar
ZAR — South African Rand

Report of Independent Accountants

To the Board of Directors and Shareholders of Protective Investment Company:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Protective Investment Company (the "Company"), consisting of Global Income Fund, International Equity Fund, Capital Growth Fund, Growth and Income Fund, CORE U.S. Equity Fund and Small Cap Value Fund at December 31, 2002, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 20, 2003

Board of Directors and Officers Information (unaudited)

DIRECTORS WHO ARE NOT INTERESTED PERSONS OF THE FUND

Name Address Age	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupations(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
D. Warren Bailey (56) 2801 Hwy 280 South Birmingham, AL 35223	Director	9 Years	Partner — Claylon-Bailey Properties, Owner and Manager of Rental Property, since November 1986. President and Chief Operating Officer of Hanna Steel, Steel Tube Manufacturer, from October 1996 to August 2001. President — Clayton-Bailey Automotive, LLC, from November 2002 to present	6
G. Ruffner Page, Jr. (43) 2801 Hwy 280 South Birmingham, AL 35223	Director	9 Years	President — McWane, Inc., Manufacturer, from January 1999 to present. Executive Vice President — McWane, Inc. January 1994 to December 1998.	6	Director — Alabama National Bancorporation Director — National Bank of Commerce
Cleophus Thomas, Jr. (46) 2801 Hwy 280 South Birmingham, AL 35223	Director	9 Years	Of Counsel — Lange, Simpson, Robinson & Somerville since January 1998. Chairman and Chief Executive Officer — A. G. Gaston Corp, Diversified Holding Company, since January 2002. Senior Executive Vice president, Booker T. Washington Insurance Company, Inc. since February 1992.	6	Director — AmSouth Bancorporation Director — AmSouth Bank

*	Each Director serves an indefinite term, until his or her successor is elected.

        The aggregate remuneration paid by the Fund from January 1, 2002 to December 31, 2002 to the directors who are not interested persons of the Fund was $45,000; Mr. Bailey, $15,000; Mr. Page, $15,000; and Mr. Thomas, $15,000.

OFFICERS AND INTERESTED DIRECTORS

Name Address Age	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupations(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Carolyn King (52) 2801 Hwy 280 South Birmingham, AL 35223	Director** Chairman and President	8 Years	Senior Vice President, Investments Products Division of Protective Life Corporation and Protective Life Insurance Company since April 1995.	6	Director, Protective Life Insurance Company
Richard J. Bielen (42) 2801 Hwy 280 South Birmingham, AL 35223	Director** Vice President and Compliance Officer	5 Years	Senior Vice President, Chief Investment Officer and Treasurer Protective Life Corporation and Protective Life Insurance Company since January 2002. Senior Vice President, Investments of Protective Life Corporation and Protective Life Insurance Company since August 1996.	6	Director, Protective Life Insurance Company
Kevin B. Borie (38) 2801 Hwy 280 South Birmingham, AL 35223	Treasurer	4 Years
			Vice President & Senior Actuary, Investment Products Division of Protective Life Insurance Company since May 1999 and formerly Second Vice President and Associate Actuary, Investment Products Division of Protective Life Insurance Company since June 1996.
Steve M. Callaway (45) 2801 Hwy 280 South Birmingham, AL 35223	Secretary	6 Years	Senior Associate Counsel, Protective Life Corporation since May 1997.
Jerry W. DeFoor (50) 2801 Hwy 280 South Birmingham, AL 35223	Vice President and Chief Accounting Officer	9 Years	Vice President, Controller and Chief Accounting Officer of Protective Life Corporation and Protective Life Insurance Company since April 1989.

*	Each Director serves an indefinite term, until his or her successor is elected.
**
Directors Carolyn King and Richard J. Bielen are considered interested persons of the Fund because of their affiliations with the investment manager, Protective Investment Advisors, Inc., and the sponsoring insurance company, Protective Life Insurance Company, and its affiliates. All the officers and interested Directors are also employees of Protective Life Insurance Company and/or its affiliates. No officer or interested Director receives compensation from the Funds.

Additional Information

        The Fund annually files a Statement of Additional Information ("SAI") with the U.S. Securities and Exchange Commission. The SAI contains additional information about the Fund, including information about the Directors. The SAI is available, without charge, upon request. You may request a copy of the Fund's current SAI by calling Protective Life Insurance Company at 1-800-456-6330 and asking for your free copy of Protective Investment Company's current Statement of Additional Information. You may also request your free copy of the SAI by writing to Protective Life Insurance Company at P.O. Box 10648, Birmingham, Alabama 35202-0648.

PROTECTIVE INVESTMENT COMPANY

DIRECTORS AND OFFICERS

D. Warren Bailey, Director
G. Ruffner Page, Jr., Director
Cleophus Thomas, Jr., Director
Carolyn King, President and Chairman
Richard J. Bielen, Director, Vice President and Compliance Officer
Jerry W. DeFoor, Vice President and Chief Accounting Officer
Kevin B. Borie, Treasurer
Steve M. Callaway, Secretary

INVESTMENT MANAGER

Protective Investment Advisors, Inc.

INVESTMENT ADVISERS

Goldman Sachs Asset Management
Goldman Sachs Asset Management International

PRINCIPAL UNDERWRITER

Investment Distributors, Inc.

Protective Investment Advisors, Inc., Investment Distributors, Inc.,
Protective Life Insurance Company and Protective Life and Annuity Insurance Company
are each subsidiaries of Protective Life Corporation

The information contained in this report is intended for general informational purposes only. This report is not authorized for distribution to prospective investors unless preceded or accompanied by current Company and Separate Account prospectuses which contain important information concerning the Company, the Separate Account and its current public offering of variable insurance and annuity contracts.

QuickLinks

Performance and Portfolio Review by Fund
  Protective Global Income Fund4
  Protective International Equity Fund3
  Protective Capital Growth Fund4
  Protective Growth and Income Fund4
  Protective CORESM U.S. Equity Fund6
  Protective Small Cap Value Fund2,4
Board of Directors and Officers Information (unaudited) DIRECTORS WHO ARE NOT INTERESTED PERSONS OF THE FUND
OFFICERS AND INTERESTED DIRECTORS
  Additional Information